STATEMENT OF ADDITIONAL INFORMATION

                     May 1, 2001, as revised June 18, 2001,
            as further revised August 31, 2001 and February 13, 2002


                           SCUDDER VARIABLE SERIES II

                         formerly Kemper Variable Series

               222 South Riverside Plaza, Chicago, Illinois 60606
                                 1-800-778-1482

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus of Scudder Variable Series II (the "Fund") dated May 1, 2001. The prospectus may be obtained without charge from the Fund by calling the toll-free number listed above, and is also available along with other related materials on the Securities and Exchange Commission Internet web site (http://www.sec.gov). The prospectus is also available from Participating Insurance Companies.

Scudder Variable Series II offers a choice of 27 investment portfolios (each a "Portfolio") to investors applying for certain variable life insurance and variable annuity contracts offered by Participating Insurance Companies.

The 27 portfolios are:

Scudder Aggressive Growth Portfolio           "Aggressive Growth Portfolio"
Scudder Blue Chip Portfolio                   "Blue Chip Portfolio"
Scudder Contrarian Value Portfolio            "Contrarian Portfolio"
Scudder Global Blue Chip Portfolio            "Global Blue Chip Portfolio"
Scudder Government Securities Portfolio       "Government Securities Portfolio"
Scudder Growth Portfolio                      "Growth Portfolio"
Scudder High Yield Portfolio                  "High Yield Portfolio"
Scudder International Research Portfolio      "International Research Portfolio"
Scudder Investment Grade Bond Portfolio       "Investment Grade Bond Portfolio"
Scudder Money Market Portfolio                "Money Market Portfolio"
Scudder New Europe Portfolio                  "New Europe Portfolio"
Scudder Small Cap Growth Portfolio            "Small Cap Growth Portfolio"
Scudder Small Cap Value Portfolio             "Small Cap Value Portfolio"
Scudder Strategic Income Portfolio            "Strategic Income Portfolio"
Scudder Technology Growth Portfolio           "Technology Portfolio"
Scudder Total Return Portfolio                "Total Return Portfolio"
SVS Dreman Financial Services Portfolio       "Financial Services Portfolio"
SVS Dreman High Return Equity Portfolio       "High Return Equity Portfolio"
SVS Dynamic Growth Portfolio                  "Dynamic Growth Portfolio"
SVS Focused Large Cap Growth Portfolio        "Large Cap Growth Portfolio"
SVS Focus Value+Growth Portfolio              "Value+Growth Portfolio"
SVS Growth And Income Portfolio               "Growth And Income Portfolio"
SVS Growth Opportunities Portfolio            "Growth Opportunities Portfolio"
SVS Index 500 Portfolio                       "Index 500 Portfolio"
SVS Mid Cap Growth Portfolio                  "Mid Cap Portfolio"
SVS Strategic Equity Portfolio                "Strategic Portfolio"
SVS Venture Value Portfolio                   "Venture Portfolio"

                                TABLE OF CONTENTS
                                                                       Page


      INVESTMENT RESTRICTIONS..................................................3
      INVESTMENT POLICIES AND TECHNIQUES.......................................4
      PORTFOLIO TRANSACTIONS..................................................24
      INVESTMENT MANAGER AND DISTRIBUTOR......................................28
      PURCHASE AND REDEMPTION OF SHARES.......................................39
      OFFICERS AND TRUSTEES...................................................39
      NET ASSET VALUE.........................................................43
      DIVIDENDS AND TAXES.....................................................45
      SHAREHOLDER RIGHTS......................................................46


      APPENDIX -- RATINGS OF INVESTMENTS

         The financial statements appearing in the Fund's Annual Report for the fiscal year ended December 31, 2000 are incorporated herein by reference. The Annual Report accompanies this document.

                             INVESTMENT RESTRICTIONS

         The Fund has adopted for each Portfolio certain fundamental investment restrictions that cannot be changed for a Portfolio without approval by a "majority" of the outstanding voting shares of that Portfolio. As defined in the Investment Company Act of 1940, as amended (the "1940 Act"), this means the lesser of the vote of (a) 67% of the shares of a Portfolio present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of a Portfolio.

         Each Portfolio, except the Focus Value+Growth, Financial Services and Aggressive Growth Portfolios, is classified as a diversified open-end management investment company. The Focus Value+Growth, Financial Services and Aggressive Growth Portfolios are non-diversified open-end investment management companies.

Each Portfolio may not, as a fundamental policy:

(1)      borrow  money,   except  as  permitted  under  the  1940  Act,  and  as
         interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2) issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3) For all Portfolios except Money Market Portfolio: concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

         For Money Market Portfolio: concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, except that the Portfolio reserves the freedom of action to concentrate in government securities and instruments issued by domestic banks.

(4) engage in the business of underwriting securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio's ownership of securities;

(6)      purchase  physical   commodities  or  contracts  relating  to  physical
         commodities; or

(7) make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

         With regard to Restriction (3) above, for purposes of determining the percentage of a Portfolio's assets invested in securities of issuers having their principal business activities in a particular industry, asset-backed securities will be classified separately, based on the nature of the underlying assets. Currently, the following categories are used: captive auto, diversified, retail and consumer loans, captive equipment and business, business trade receivables, nuclear fuel and capital and mortgage lending.

         If a percentage restriction is adhered to at the time of the investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Fund has also adopted the following non-fundamental policies, which may be changed or eliminated for each Portfolio by the Fund's Board of Trustees without a vote of the shareholders:

As a matter of non-fundamental policy, each Portfolio, except Money Market Portfolio, does not intend to:

(1)      borrow money in an amount  greater than 5% of its total assets,  except
         (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Portfolio's registration statement which may be deemed to be borrowings;

(2) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions,
         (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Portfolio may obtain such short-term credits as may be deemed necessary for the clearance of securities transactions;

(3) purchase options, unless the aggregate premiums paid on all such options held by a Portfolio at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(4) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of a Portfolio and the premium paid for such options on futures contracts does not exceed 5% of the fair market value of a Portfolio's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the money amount may be excluded in computing the 5% limit;

(5) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of a Portfolio's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and

(6)      invest more than 15% of net assets in illiquid securities.

         For all portfolios except Money Market Portfolio, Strategic Income Portfolio, Government Securities Portfolio, High Yield Portfolio and Investment Grade Bond Portfolio:

(7) enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets.

         For Global Blue Chip Portfolio only:

(8) lend portfolio securities in an amount greater than 5% of its total assets.

         For all portfolios except Global Blue Chip and Money Market Portfolio:

(9) lend portfolio securities in an amount greater than one third of its total assets.

         For Money Market Portfolio:

(10) borrow money in an amount greater than 5% of its total assets, except for temporary emergency purposes; and

(11) lend portfolio securities in an amount greater than 5% of its total assets.

                       INVESTMENT POLICIES AND TECHNIQUES

General Investment Objectives and Policies

         Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Portfolio may engage (such as short selling, hedging, etc.) or a financial instrument which a Portfolio may purchase (such as options, forward foreign currency contracts, etc.) are meant to describe the spectrum of investments that Zurich Scudder Investments, Inc. ("Zurich Scudder," "investment manager" or the "Advisor"), in its discretion, might, but is not required to, use in managing each Portfolio's assets. The investment manager may, in its discretion, at any time employ such practice, technique or instrument for one or more Portfolios but not for all investment companies advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Portfolio but, to the extent employed, could from time to time have a material impact on the Portfolio's performance.

Each Portfolio except the Money Market Portfolio may engage in futures, options, and other derivatives transactions in accordance with its respective investment objectives and policies. Each such Portfolio intends to engage in such transactions if it appears to the investment manager to be advantageous to do so, in order to pursue its objective, to hedge (i.e., protect) against the effects of fluctuating interest rates and to stabilize the value of its assets and not for speculation. The use of futures and options, and possible benefits and attendant risks, are discussed below along with information concerning certain other investment policies and techniques.

Strategic Transactions and Derivatives (all Portfolios except Money Market Portfolio). A Portfolio may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of fixed-income securities in a Portfolio's portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

         In the course of pursuing these investment strategies, a Portfolio may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic Transactions"). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limitations imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Portfolio's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Portfolio's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a Portfolio's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Portfolio's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Portfolio to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. A Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Portfolio, and each Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of a Portfolio.

         Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Portfolio, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Portfolio can realize on its investments or cause a Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in a Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Portfolio's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic

Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

         A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Portfolio's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Portfolio the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Portfolio's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A Portfolio is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

         With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

         A Portfolio's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

         The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

         OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Portfolio will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Portfolio to require the Counterparty to sell the option back to a Portfolio at a formula price within seven days. A Portfolio expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

         Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, a Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A Portfolio will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from Standard & Poor's Ratings Services ("S&P") or P-1 from Moody's Investors Service ("Moody's") or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the Securities and Exchange Commission (the "SEC") currently takes the position that OTC options purchased by a Portfolio, and portfolio securities "covering" the amount of a Portfolio's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Portfolio's limitation on investing no more than 15% of its net assets in illiquid securities.

         If a Portfolio sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Portfolio's income. The sale of put options can also provide income.

         A Portfolio may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Portfolio must be "covered" (i.e., a Portfolio must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Portfolio will receive the option premium to help protect it against loss, a call sold by a Portfolio exposes a Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Portfolio to hold a security or instrument which it might otherwise have sold.

         A Portfolio may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A Portfolio will not sell put options if, as a result, more than 50% of a Portfolio's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Portfolio may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. A Portfolio may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Portfolio, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

         A Portfolio's use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires a Portfolio to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Portfolio. If a Portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

         A Portfolio will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of a Portfolio's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. A Portfolio also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. A Portfolio may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Portfolio may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

         A Portfolio's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Portfolio, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

         A Portfolio generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

         A Portfolio may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or in which a Portfolio expects to have portfolio exposure.

         To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which a

Portfolio's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Portfolio's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of a Portfolio's securities denominated in correlated currencies. For example, if the Advisor considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), a Portfolio holds securities denominated in schillings and the Advisor believes that the value of schillings will decline against the U.S. dollar, the Advisor may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Portfolio is engaging in proxy hedging. If a Portfolio enters into a currency hedging transaction, a Portfolio will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Portfolio if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions. A Portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a Portfolio to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a Portfolio may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. A Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date. A Portfolio will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a Portfolio will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and a Portfolio believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar Instruments. A Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the
U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a Portfolio segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Portfolio to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Portfolio will require a Portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Portfolio on an index will require a Portfolio to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Portfolio requires a Portfolio to segregate cash or liquid assets equal to the exercise price.

         Except when a Portfolio enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Portfolio to buy or sell currency will generally require a Portfolio to hold an amount of that currency or liquid assets denominated in that currency equal to a Portfolio's obligations or to segregate cash or liquid assets equal to the amount of a Portfolio's obligation.

         OTC options entered into by a Portfolio, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Portfolio sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Portfolio, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Portfolio sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a Portfolio will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Portfolio other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a Portfolio will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

         In the case of a futures contract or an option thereon, a Portfolio must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

         With respect to swaps, a Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Portfolio's net obligation, if any.

         Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A Portfolio may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a Portfolio. Moreover, instead of segregating cash or liquid assets if a Portfolio held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Delayed Delivery Transactions. The Total Return, High Yield, Growth, Government Securities, Investment Grade Bond, Strategic Income, Financial Services, Global Blue Chip, Aggressive Growth, Technology Growth, New Europe, Focused Large Cap Growth, Growth And Income, Growth Opportunities, Index 500, SVS Venture Value, SVS Strategic Equity, SVS Mid Cap Growth, and SVS Dynamic Growth Portfolios may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased by the Portfolio with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. When the Portfolio enters into a delayed delivery transaction, it becomes obligated to purchase securities and it has all of the rights and risks attendant to ownership of a security, although delivery and payment occur at a later date. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. At the time a Portfolio makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Likewise, at the time a Portfolio makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Portfolio generally has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security.

Real Estate Investment Trusts (REITs). Certain Portfolios may invest in REITs. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject the Portfolio to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of the Portfolio's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

         Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the registration requirements of the 1940

Act. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Portfolio, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Collateralized Obligations. Subject to its investment objectives and policies, a Portfolio may purchase collateralized obligations, including interest only ("IO") and principal only ("PO") securities. A collateralized obligation is a debt security issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that is collateralized by a portfolio or pool of mortgages, mortgage-backed securities, U.S. Government securities or other assets. The issuer's obligation to make interest and principal payments is secured by the underlying pool or portfolio of securities. Collateralized obligations issued or guaranteed by a U.S. Government agency or instrumentality, such as the Federal Home Loan Mortgage Corporation, are considered U.S. Government securities for purposes of this prospectus. Privately-issued collateralized obligations collateralized by a portfolio of U.S. Government securities are not direct obligations of the U.S. Government or any of its agencies or instrumentalities and are not considered U.S. Government securities for purposes of this prospectus. A variety of types of collateralized obligations are available currently and others may become available in the future.

         Collateralized obligations, depending on their structure and the rate of prepayments, can be volatile. Some collateralized obligations may not be as liquid as other securities. Since collateralized obligations may be issued in classes with varying maturities and interest rates, the investor may obtain greater predictability of maturity than with direct investments in mortgage-backed securities. Classes with shorter maturities may have lower volatility and lower yield while those with longer maturities may have higher volatility and higher yield. This provides the investor with greater control over the characteristics of the investment in a changing interest rate environment. With respect to interest only and principal only securities, an investor has the option to select from a pool of underlying collateral the portion of the cash flows that most closely corresponds to the investor's forecast of interest rate movements. These instruments tend to be highly sensitive to prepayment rates on the underlying collateral and thus place a premium on accurate prepayment projections by the investor.

         A Portfolio, other than the Money Market Portfolio, may invest in collateralized obligations whose yield floats inversely against a specified index rate. These "inverse floaters" are more volatile than conventional fixed or floating rate collateralized obligations and the yield thereon, as well as the value thereof, will fluctuate in inverse proportion to changes in the index upon which rate adjustments are based. As a result, the yield on an inverse floater will generally increase when market yields (as reflected by the index) decrease and decrease when market yields increase. The extent of the volatility of inverse floaters depends on the extent of anticipated changes in market rates of interest. Generally, inverse floaters provide for interest rate adjustments based upon a multiple of the specified interest index, which further increases their volatility. The degree of additional volatility will be directly proportional to the size of the multiple used in determining interest rate adjustments.

         A Portfolio will currently invest in only those collateralized obligations that are fully collateralized and that meet the quality standards otherwise applicable to the Portfolio's investments. Fully collateralized means that the collateral will generate cash flows sufficient to meet obligations to holders of the collateralized obligations under even the most conservative prepayment and interest rate projections. Thus, the collateralized obligations are structured to anticipate a worst case prepayment condition and to minimize the reinvestment rate risk for cash flows between coupon dates for the collateralized obligations. A worst case prepayment condition generally assumes immediate prepayment of all securities purchased at a premium and zero prepayment of all securities purchased at a discount. Reinvestment rate risk may be minimized by assuming very conservative reinvestment rates and by other means such as by maintaining the flexibility to increase principal distributions in a low interest rate environment. The effective credit quality of the collateralized obligations in such instances is the credit quality of the issuer of the collateral. The requirements as to collateralization are determined by the issuer or sponsor of the collateralized obligation in order to satisfy rating agencies, if rated. None of the Portfolios currently intends to invest more than 5% of its total assets in collateralized obligations that are collateralized by a pool of credit card or automobile receivables or other types of assets rather than a pool of mortgages, mortgage-backed securities or U.S. Government securities. Currently, none of the Portfolios intends to invest more than 5% of its net assets in inverse floaters as described in the prospectus. The Money Market Portfolio does not invest in inverse floaters.

         Payments of principal and interest on the underlying collateral securities are not passed through directly to the holders of the collateralized obligations as such. Collateralized obligations, depending on their structure and the rate of prepayments, can be volatile. Some collateralized obligations may not be as liquid as other securities.

         Collateralized obligations often are issued in two or more classes with varying maturities and stated rates of interest. Because interest and principal payments on the underlying securities are not passed through directly to holders of collateralized obligations, such obligations of varying maturities may be secured by a single portfolio or pool of securities, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. These relationships may in effect "strip" the interest payments from principal payments of the underlying securities and allow for the separate purchase of either the interest or the principal payments. Collateralized obligations are designed to be retired as the underlying securities are repaid. In the event of prepayment on or call of such securities, the class of collateralized obligation first to mature generally will be paid down first. Therefore, although in most cases the issuer of collateralized obligations will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure collateralized obligations that remain outstanding. It is anticipated that no more than 5% of a Portfolio's net assets will be invested in IO and PO securities. Governmentally-issued and privately-issued IO's and PO's will be considered illiquid for purposes of a Portfolio's limitation on illiquid securities, however, the Board of Trustees may adopt guidelines under which governmentally-issued IO's and PO's may be determined to be liquid.

         In reliance on an interpretation by the SEC, a Portfolio's investments in certain qualifying collateralized obligations are not subject to the limitations in the 1940 Act regarding investments by a registered investment company, such as a Portfolio, in another investment company.

Zero Coupon Government Securities. Subject to its investment objective and policies, a Portfolio may invest in zero coupon U.S. Government Securities. Zero coupon bonds are purchased at a discount from the face amount. The buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. These securities may include those created directly by the U.S. Treasury and those created as collateralized obligations through various proprietary custodial, trust or other relationships. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon bonds created as collateralized obligations are similar to those created through the U.S. Treasury, but the former investments do not provide absolute certainty of maturity or of cash flows after prior classes of the collateralized obligations are retired. No Portfolio currently intends to invest more than 20% of its net assets in zero coupon U.S. Government securities during the current year.

Investment of Uninvested Cash Balances. Each Portfolio, except Money Market Portfolio, may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, each Portfolio may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management Investment Trust, or one or more future entities for which Zurich Scudder Investments acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the Investment Company Act of 1940 (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the Investment Company Act. Investment by each Portfolio in shares of the Central Funds will be in accordance with Portfolio's investment policies and restrictions as set forth in its registration statement.

         Certain of the Central Funds comply with Rule 2a-7 under the Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar-weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance each Portfolio's ability to manage Uninvested Cash.

         Each Portfolio will invest Uninvested Cash in Central Funds only to the extent that each Portfolio's aggregate investment in the Central Funds does not exceed 25% of its total assets in shares of the Central Funds. Purchase and sales of shares of Central Funds are made at net asset value.

SPECIAL RISK FACTORS. There are risks inherent in investing in any security, including shares of each Portfolio. The investment manager attempts to reduce risk through fundamental research and, for certain Portfolios, the use of a sub-advisor; however, there is no guarantee that such efforts will be successful and each Portfolio's returns and net asset value will fluctuate over time. There are special risks associated with each Portfolio's investments that are discussed below.

Special Risk Factors -- Foreign Securities. The Total Return, High Yield, Growth, Small Cap Growth, Investment Grade Bond, Focus Value+Growth, Blue Chip, Aggressive Growth, Technology Growth, Financial Services, Focused Large Cap Growth, and SVS Venture Value Portfolios invest primarily in securities that are publicly traded in the United States; but, they have discretion to invest a portion of their assets in foreign securities that are traded principally in securities markets outside the United States. These Portfolios (other than the Financial Services Portfolio) currently limit investment in foreign securities not publicly traded in the United States to 25% of their total assets. These Portfolios, along with SVS Growth and Income and Growth Opportunities Portfolio may also invest without limit in U.S. Dollar denominated American Depository Receipts ("ADRs") which are bought and sold in the United States and are not subject to the preceding limitation. The Financial Services Portfolio may invest up to 30% of its total assets in foreign securities, including ADRs. The Small Cap Value Portfolios may invest up to 20% of its total assets in securities of foreign companies in the form of ADRs. High Return Equity may invest up to 20% of its total assets in securities of foreign companies through the acquisition of ADRs as well as through the purchase of securities of foreign companies that are publicly traded in the United States and securities of foreign companies that are traded principally in securities markets outside the United States. Foreign securities in which a Portfolio may invest include any type of security consistent with that Portfolio's investment objective and policies. In connection with their foreign securities investments, such Portfolios may, to a limited extent, engage in foreign currency exchange transactions and purchase and sell foreign currency options and foreign currency futures contracts as a hedge and not for speculation. The International Research, Strategic Income, Global Blue Chip, SVS Growth and Income, Growth Opportunities and New Europe Portfolios may invest without limit in foreign securities and may engage in foreign currency exchange transactions and may purchase and sell foreign currency options and foreign currency futures contracts. See "Investment Policies and Techniques -- Options and Financial Futures Transactions -- Foreign Currency Transactions." The Money Market Portfolio and Government Securities Portfolio, each within its quality standards, may also invest in securities of foreign issuers. However, such investments will be in U.S. Dollar denominated instruments.

         Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect a Portfolio's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, volatility of price can be greater than in the U.S. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than commissions or bid to asked spreads on U.S. markets, although the Advisor will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less governmental supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the U.S. It may be more difficult for a Portfolio's agents to keep currently informed about corporate actions in foreign countries which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of a Portfolio seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

Investing in Emerging Markets. A Portfolio's investments in foreign securities may be in developed countries or in countries considered by a Portfolio's Advisor to have developing or "emerging" markets, which involves exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for a Portfolio's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, a Portfolio may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The Advisor believes that these characteristics may be expected to continue in the future.

         Most emerging securities markets have substantially less volume and are subject to less governmental supervision than U.S. securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the U.S.

         Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Portfolio is uninvested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause a Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Portfolio due to subsequent declines in value of the portfolio security or, if a Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

         Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest.

         Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Portfolio of any restrictions on investments.

         In the course of investment in emerging markets, a Portfolio will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. While a Portfolio will manage its assets in a manner that will seek to minimize the exposure to such risks, there can be no assurance that adverse political, social or economic changes will not cause a Portfolio to suffer a loss of value in respect of the securities in a Portfolio's holdings.

         The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Portfolio's securities in such markets may not be readily available. A Portfolio may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission. Accordingly if a Portfolio believes that appropriate circumstances exist, it will promptly apply to the Securities and Exchange Commission for a determination that an emergency is present. During the period commencing from a Portfolio's identification of such condition until the date of the Securities and Exchange Commission action, a Portfolio's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of a Portfolio's Board.

         Volume and liquidity in most foreign markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Portfolio endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the U.S. Mail service between the U.S. and foreign countries may be slower or less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for certificated portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Portfolio's investments in those countries. Moreover, individual emerging market economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

         A Portfolio may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by a Portfolio defaults, a Portfolio may incur additional expenses to seek recovery. Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. A Portfolio's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

         Income from securities held by a Portfolio could be reduced by a withholding tax at the source or other taxes imposed by the emerging market countries in which a Portfolio makes its investments. A Portfolio's net asset value may also be affected by changes in the rates or methods of taxation applicable to a Portfolio or to entities in which a Portfolio has invested. The Advisor will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

         Many emerging market countries have experienced substantial, and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

         Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

         Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect assets should these conditions recur.

         The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the country's balance of payments, including export performance, and its access to international credits and investments. An emerging market country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of a country's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that emerging market countries receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

         Another  factor  bearing  on the  ability  of  governmental  issues  of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of governmental issues to make payments on these debt obligations.

         To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging market countries to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates because the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Fixed-Income. Since most foreign fixed-income securities are not rated, a Portfolio will invest in foreign fixed-income securities based upon the investment manager's analysis without relying on published ratings. Since such investments will be based upon the investment manager's analysis rather than upon published ratings, achievement of a Portfolio's goals may depend more upon the abilities of the investment manager than would otherwise be the case.

         The value of the foreign fixed-income securities held by a Portfolio, and thus the net asset value of the Portfolio's shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a Portfolio's investments in fixed-income securities are denominated with respect to the U.S. Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a Portfolio's investments in foreign fixed-income securities, and the extent to which a Portfolio hedges against its interest rate, credit and currency exchange rate risks. Many of the foreign fixed-income obligations in which a Portfolio will invest will have long maturities. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

         Investments in sovereign debt, including Brady Bonds, involve special risks. Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its fixed-income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a Portfolio may be unable to collect all or any part of its investment in a particular issue.

         Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a Portfolio. A significant portion of the sovereign debt in which a Portfolio may invest is issued as part of debt restructuring and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Portfolio's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

         In certain jurisdictions, the ability of foreign entities, such as a Portfolio of the Fund, to participate in privatizations may be limited by local law, or the price or terms on which a Portfolio of the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

         In the case of the enterprises in which a Portfolio of the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

         Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

         Prior to privatization, most of the state enterprises in which a Portfolio may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Depositary Receipts. Investments in securities of foreign issuers may be in the form of sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as "Depositary Receipts"). Depositary Receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depository Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of a Portfolio's investment policies, a Portfolio's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in U.S. dollars will be subject to foreign currency exchange rate risk. However, by investing in U.S. dollar-denominated ADRs rather than directly in foreign issuers' stock, a Portfolio avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Investment Company Securities (except Index 500 Portfolio). Each Portfolio may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. The Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. For example, a Portfolio may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index or a specific portion of an index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for "World Equity Benchmark Shares," are based on 17country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Investment-Grade Bonds. "Investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a Portfolio invests in higher-grade securities, a Portfolio will not be able to avail itself of opportunities for higher income which may be available at lower grades.

High Yield, High Risk Securities. Certain portfolios may also purchase debt securities which are rated below investment-grade (commonly referred to as "junk bonds"), that is, rated below Baa by Moody's or below BBB by S&P and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

         Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Portfolio's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

         A Portfolio may have difficulty disposing of certain high yield (high risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a Portfolio's ability to dispose of particular issues and may also make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing a Portfolio's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

         Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and ongoing review of credit quality. The achievement of a Portfolio's investment objective by investment in such securities may be more dependent on the Advisor's or subadvisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of the Fund to retain or dispose of such security.

         Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

Warrants. All Portfolios (except Money Market Portfolio) may invest in warrants up to five percent of the value of its respective net assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Portfolio were not exercised by the date of its expiration, a Portfolio would lose the entire purchase price of the warrant.

Non-Diversified Portfolios. Value and Growth, Financial Services and Aggressive Growth Portfolios each operate as a "non-diversified" portfolio so that it will be able to invest more than 5% of its assets in the obligations of an issuer, subject to the diversification requirements of Subchapter M of the Internal Revenue Code applicable to the Portfolio. This allows the Portfolio, as to 50% of its assets, to invest more than 5% of its assets, but not more than 25%, in the securities of an individual foreign government or corporate issuer. Since the Portfolio may invest a relatively high percentage of its assets in the obligations of a limited number of issuers, the Portfolio may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio.

Special Risk Factors -- Small Company Risk. The Small Cap Growth and Small Cap Value Portfolios intend to invest a substantial portion of their assets in small capitalization stocks similar in size to those comprising the Russell 2000 Index. The Advisor believes that many small companies may have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies. Investors should therefore expect that the value of the shares of the Small Cap Growth and Small Cap Value Portfolios may be more volatile than the shares of a portfolio that invests in larger capitalization stocks.

Additional Investment Information. The portfolio turnover rates for each Portfolio, other than the Money Market Portfolio, are listed under "Financial Highlights" in the prospectus. Each Portfolio's average portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding all securities with maturities or expiration dates at the time of acquisition of one year or less. Since securities with maturities of less than one year are excluded from portfolio turnover rate calculations, the portfolio turnover rate for the Money Market Portfolio is zero. Frequency of portfolio turnover will not be a limiting factor should a Portfolio's investment manager deem it desirable to purchase or sell securities. Purchases and sales are made for a Portfolio whenever necessary, in management's opinion, to meet a Portfolio's objective. Higher portfolio turnover (over 100%) involves correspondingly greater brokerage commissions or other transaction costs. Higher portfolio turnover may result in the realization of greater net short-term capital gains. See "Dividends and Taxes" herein.

         The Portfolios do not generally make investments for short-term profits, but are not restricted in policy with regard to portfolio turnover and will make changes in their investment portfolios from time to time as business and economic conditions and market prices may dictate and as its investment policy may require.

Daily Cash Allocation and Re-balancing Procedures for SVS Focus Value+Growth Portfolio. For SVS Focus Value+Growth Portfolio, the growth and value sub-portfolios (or "sleeves") of the portfolio will each be allocated 50% of the available assets on May 1, 2001, the beginning of the portfolio's new strategy. After this date, the portfolio's daily net flows will be allocated 50% to the growth sleeve and 50% to the value sleeve. Sleeve allocations will be monitored daily by Zurich Scudder Investment Operations.

Equal allocations will continue as long as neither of the two sub-portfolios drops below 45% of the portfolio's total assets. If this threshold is crossed, on days that the portfolio has positive net new flows, 100% of net flows will be allocated to the under-weighted sleeve. On days that the portfolio has negative net new flows, 100% of the net redemptions will be funded by the over-weighted sleeve. This practice will be handled by Zurich Scudder Investment Operations (working with the custodian) and will continue until the under-weighted sleeve grows to at least 45% of the portfolio's total assets, at which time the cash allocations will return to 50% for each.

If the sleeve with less than 45% of the Portfolio's total net assets drops below 40% for 2 consecutive business days, Zurich Scudder Investment Operations will send a First Notice to formally notify the portfolio management teams of this imbalance as well as any other designated contacts. If changes in stock prices and cash flows have not brought the under-weighted sub-portfolio above 40% after 30 calendar days, Zurich Scudder Investment Operations will send a Final Notice.

Upon receipt of any imbalance notification, the portfolio management teams may recommend reallocation. Reallocation prior to the Final Notice will only occur with the consent of the portfolio management teams. This reallocation will not necessarily occur automatically. Even after a 30 day imbalance, other factors may postpone the event. For example, it is unlikely that a full reallocation would occur late in the year due to potentially negative tax implications.

Unless otherwise agreed, dividend distributions will be taken 50% from each sleeve.

Sub-portfolio allocations will be distributed daily by State Street Bank to the portfolio management teams.

If either sleeve has an overdraft position, corrections will be made at the sleeve level. If the portfolio's management teams deem appropriate, a reallocation may be advised, provided that the portfolio does not go below a 40/60 allocation.

In addition, a reallocation may also be advised if the portfolio management teams deem that special and unusual circumstances exist, and it is in the best interest of the shareholders. For instance, if the managers were faced with a large redemption, and one manager had more cash available at the time, an imbalanced redemption may be transacted. Following such a transaction, it is possible that a reallocation may be advised in order to rectify the allocations.

Lending of Portfolio Securities. Each Portfolio may seek to increase its income by lending portfolio securities. Such loans may be made to registered broker/dealers or other financial institutions, and are required to be secured continuously by collateral in cash or liquid assets, maintained on a current basis at an amount at least equal to the market value and accrued interest of the securities loaned. The Fund has the right to call a loan and obtain the securities loaned on five days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. During the existence of a loan, the Fund continues to receive the equivalent of any distributions paid by the issuer on the securities loaned and also receives compensation based on investment of the collateral. The risks in lending securities, as with other extensions of secured credit, consist of a possible delay in recovery and a loss of rights in the collateral should the borrower of the securities fail financially. Loans may be made only to firms deemed by the Advisor or subadvisor to be of good standing and will not be made unless, in the judgment of the Advisor or subadvisor, the consideration to be earned from such loans would justify the risk. For each Portfolio except the Global Blue Chip Portfolio and Money Market Portfolio, the investment manager will limit such lending to not more than one-third of the value of a Portfolio's total assets. For the Global Blue Chip and Money Market Portfolios, the investment manager will, as a non-fundamental policy, limit securities lending to not more than 5% of the value of the Portfolio's total assets.

Borrowing. Each Portfolio will borrow only when the Advisor believes that borrowing will benefit the Portfolio after taking into account considerations such as the costs of the borrowing. Borrowing by each Portfolio will involve special risk considerations. Although the principal of each Portfolio's borrowings will be fixed, a Portfolio's assets may change in value during the time a borrowing is outstanding, proportionately increasing exposure to capital risk.

Interfund Borrowing and Lending Program. The Portfolios have received exemptive relief from the SEC which permits a Portfolio to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no Portfolio may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating portfolio under a loan agreement; and (2) no Portfolio may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a Portfolio may participate in the program only if and to the extent that such participation is consistent with the Portfolio's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent a Portfolio is actually engaged in borrowing through the interfund lending program, the Portfolio, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that the Portfolio may engage in reverse repurchase agreements and dollar rolls for any purpose.

Short Sales Against-the-Box. All Portfolios except Money Market Portfolio may make short sales against-the-box for the purpose of, but not limited to, deferring realization of loss when deemed advantageous for federal income tax purposes. A short sale "against-the-box" is a short sale in which a Portfolio owns at least an equal amount of the securities sold short or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and at least equal in amount to, the securities sold short. The portfolio will incur a loss as a result of the short sale if the price of the security increases between the dates of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will incur transaction costs, including interest expenses in connection with opening, maintaining, and closing short sales against the box. As a non-fundamental policy, a Portfolio may engage in such short sales only to the extent that not more than 10% of the Portfolio's total assets (determined at the time of the short sale) is held as collateral for such sales. Each Portfolio does not currently intend, however, to engage in such short sales to the extent that more than 5% of its net assets will be held as collateral therefor during the current year.

Repurchase Agreements. Each Portfolio may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, the Portfolio acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

         A repurchase agreement provides a means for a Portfolio to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Portfolio) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Portfolio together with the repurchase price upon repurchase. In either case, the income to a Portfolio is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

         It is not clear whether a court would consider the Obligation purchased by a Portfolio subject to a repurchase agreement as being owned by a Portfolio or as being collateral for a loan by a Portfolio to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Portfolio may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Portfolio has not perfected a security interest in the Obligation, a Portfolio may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Portfolio would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for a Portfolio, the Portfolio seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Portfolio may incur a loss if the proceeds to a Portfolio of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. Each Portfolio (except Money Market Portfolio) may enter into "reverse repurchase agreements," which are repurchase agreements in which a Portfolio, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. Each Portfolio maintains a segregated account in connection with outstanding reverse repurchase agreements. A Portfolio will enter into reverse repurchase agreements only when the investment manager believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of Portfolio assets and its yield.

Section 4(2) Paper. Subject to its investment objectives and policies, each Portfolio may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A Portfolio also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a Portfolio who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Portfolio through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The investment manager considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by the Board of Trustees of the Fund, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of the particular Portfolio on illiquid securities. The investment manager monitors the liquidity of each Portfolio's investments in Section 4(2) paper on a continuing basis.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a Portfolio participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets, such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. Subject to its investment objectives and policies, each Portfolio (except Money Market Portfolio) may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

         The convertible securities in which a Portfolio may invest are either fixed-income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks.
Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

         Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

         Convertible securities may be issued as fixed-income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"(TM)).

                             PORTFOLIO TRANSACTIONS

Brokerage -- Zurich Scudder

         Allocation of brokerage is supervised by the investment  manager (which
also  includes  Scudder   Investments,   Ltd.  for  purposes  of  the  following
disclosure) and each subadvisor for its respective portfolio.

         The Trustees for the Fund review, from time to time, whether the recapture for the benefit of a Portfolio of some portion of the brokerage commissions or similar fees paid by a Portfolio on portfolio transactions is legally permissible and advisable.


         The primary objective of the investment manager in placing orders for the purchase and sale of securities for a Portfolio is to seek the most favorable net results, taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The investment manager seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) with commissions charged on comparable transactions, as well as by comparing commissions paid by a Portfolio to reported commissions paid by others. The investment manager routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.


         Each Portfolio's purchases and sales of fixed-income securities are generally placed by the investment manager with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Portfolio. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

         When it can be done consistently with the policy of obtaining the most favorable net results, it is the investment manager's practice to place such orders with broker/dealers who supply brokerage and research services to the investment manager or a Portfolio. The term "research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The investment manager is authorized when placing portfolio transactions, if applicable, for a Portfolio to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research services. The investment manager has negotiated arrangements, which are not applicable to most fixed-income transactions, with certain broker/dealers pursuant to which a broker/dealer will provide research services to the investment manager or a Portfolio in exchange for the direction by the investment manager of brokerage transactions to the broker/dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

         Subject to the foregoing, the investment manager may consider sales of variable life insurance policies and variable annuity contracts for which the Portfolios are an investment option as a factor in the selection of firms to execute portfolio transactions. The investment manager may place orders with a broker/dealer on the basis that the broker/dealer has or has not sold shares of a fund managed by Zurich Scudder.


         Although certain research services from broker/dealers may be useful to a Portfolio and to the investment manager, it is the opinion of the investment manager that such information only supplements the investment manager's own research effort since the information must still be analyzed, weighed and reviewed by the investment manager's staff. Such information may be useful to the investment manager in providing services to clients other than the Portfolios, and not all such information is used by the investment manager in connection with the Portfolios. Conversely, such information provided to the investment manager by broker/dealers through whom other clients of the investment manager effect securities transactions may be useful to the investment manager in providing services to a Portfolio.

Brokerage -- Dreman Value Management, L.L.C.

         Under the sub-advisory agreement between Zurich Scudder and Dreman Value Management, L.L.C. ("DVM"), DVM places all orders for purchases and sales of the High Return Equity and Financial Services Portfolios' securities. At times investment decisions may be made to purchase or sell the same investment securities of a Portfolio and for one or more of the other clients managed by DVM. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security through the same trading facility, the transactions are allocated as to amount and price in a manner considered equitable to each. Position limits imposed by national securities exchanges may restrict the number of options the Portfolio will be able to write on a particular security.

         The above mentioned factors may have a detrimental effect on the quantities or prices of securities, options or future contracts available to the Portfolios. On the other hand, the ability of the Portfolios to participate in volume transactions may produce better executions for the Portfolios in some cases. The Board of Trustees believes that the benefits of DVM's organization outweigh any limitations that may arise from simultaneous transactions or position limitations.

         DVM, in effecting purchases and sales of portfolio securities for the account of the Portfolios, will implement each Portfolio's policy of seeking best execution of orders. DVM may be permitted to pay higher brokerage commissions for research services as described below. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services, which include execution, financial responsibility, responsiveness, clearance procedures, wire service quotations and statistical and other research information provided to the Portfolios and DVM. Subject to seeking best execution of an order, brokerage is allocated on the basis of all services provided. Any research benefits derived are available for all clients of DVM. In selecting among firms believed to meet the criteria for handling a particular transaction, DVM may give consideration to those firms that have sold or are selling shares of the Portfolios and of other funds managed by Zurich Scudder and its affiliates, as well as to those firms that provide market, statistical and other research information to the Portfolios and DVM, although DVM is not authorized to pay higher commissions to firms that provide such services, except as described below.

         DVM may in certain instances be permitted to pay higher brokerage commissions for receipt of market, statistical and other research services as defined in Section 28(e) of the Securities Exchange Act of 1934 and interpretations thereunder. Such services may include among other things: economic, industry or company research reports or investment recommendations; computerized databases; quotation and execution equipment and software; and research or analytical computer software and services. Where products or services have a "mixed use," a good faith effort is made to make a reasonable allocation of the cost of products or services in accordance with the anticipated research and non-research uses and the cost attributable to non-research use is paid by DVM in cash. Subject to Section 28(e) the Portfolio could pay a firm that provides research services commissions for effecting a securities transaction for the Portfolio in excess of the amount other firms would have charged for the transaction if DVM determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing firm viewed in terms either of a particular transaction or DVM's overall responsibilities to the Portfolio and other clients. Not all of such research services may be useful or of value in advising the Portfolio. Research benefits will be available for all clients of DVM. The sub-advisory fee paid by Zurich Scudder to DVM is not reduced because these research services are received.

Brokerage Commissions -- Deutsche Asset Management, Inc.

         Under the sub-advisory agreement between Zurich Scudder and Deutsche Asset Management, Inc. ("DAMI"), DAMI will place orders for the purchase and sale of the Index 500 Portfolio's securities.

         The primary objective of DAMI in placing orders for the purchase and sale of securities for the Portfolio is to seek the most favorable net results, taking into account such factors as price, commission, where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. DAMI routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

         When it can be done consistently with the policy of obtaining the most favorable net results, it is DAMI's practice to place orders with broker/dealers who supply brokerage and research services to DAMI or the Portfolio. The term "research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. DAMI is authorized when placing portfolio transactions, as applicable, for the Portfolio to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research services. DAMI has negotiated arrangements, which are not applicable to most fixed-income transactions, with certain broker/dealers pursuant to which a broker/dealer will provide research services to DAMI or the Portfolio in exchange for the direction by DAMI of brokerage transactions to the broker/dealer. These arrangements regarding receipt of research services generally apply to equity transactions. DAMI will not place orders with broker/dealers on the basis that the broker/dealer has or has not sold variable life insurance policies and variable annuity contracts for which the Portfolio is an investment option. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

         Although certain research services from broker/dealers may be useful to the Portfolio and to DAMI, it is the opinion of DAMI that such information only supplements DAMI's own research effort since the information must still be analyzed, weighed, and reviewed by DAMI's staff. Such information may be useful to DAMI in providing services to clients other than the Portfolio, and not all such information is used by DAMI in connection with the Portfolio. Conversely, such information provided to DAMI by broker/dealers through whom other clients of DAMI effect securities transactions may be useful to DAMI in providing services to the Portfolio.

Brokerage Commissions -- Eagle Asset Management, Janus Capital Corporation, Davis Selected Advisors, L.P, Oak Associates, Ltd., Turner Investment Partners, Inc., INVESCO Funds Group, Inc. and Jennison Associates LLC

         Under the sub-advisory agreements between Zurich Scudder and Eagle Asset Management, Inc. ("EAM") and Zurich Scudder and Janus Capital Corporation ("JCC"), Zurich Scudder and Davis Selected Advisors, L.P. ("DSA"), Zurich Scudder and Oak Associates, Ltd. ("OAL"), Zurich Scudder and Turner Investment Partners, Inc. ("TIP"), Zurich Scudder and INVESCO Funds Group, Inc. ("IFG"), Zurich Scudder and Jennison Associates LLC ("JA"), EAM places all orders for purchase and sales of the Focused Large Cap Portfolios' securities, JCC places all orders for the purchase of Growth And Income and Growth Opportunities Portfolios' securities, DSA places all orders for the purchase of SVS Venture Value Portfolios' securities, OAL places all orders for the purchase of SVS Strategic Equity Portfolios' securities, TIP places all orders for the purchase of SVS Mid Cap Growth
Portfolios' securities, IFG places all orders for the purchase of SVS Dynamic Growth Portfolios' securities, and JA places all orders for the growth portion of SVS Focus Value+Growth Portfolio. At times investment decisions may be made to purchase or sell the same investment securities of a Portfolio and for one or more of the other clients managed by EAM, JCC, DSA, OAL, TIP, IFG or JA, respectively. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security through the same trading facility, the transactions are allocated as to amount and price in a manner considered equitable to each. Position limits imposed by national securities exchanges may restrict the number of options a Portfolio will be able to write on a particular security.

         The above mentioned factors may have a detrimental effect on the quantities or prices of securities, options or future contracts available to a Portfolio. On the other hand, the ability of a Portfolio to participate in volume transactions may produce better executions for a Portfolio in some cases. The Board of Trustees believes that the benefits of EAM, JCC, DSA, OAL, TIP, IFG and JA's organizations each outweigh any limitations that may arise from simultaneous transactions or position limitations.

         EAM, JCC, DSA, OAL, TIP, IFG and JA, in effecting purchases and sales of portfolio securities for the account of the Portfolios, will implement the Portfolios' policy of seeking best execution of orders. EAM, JCC, DSA, OAL, TIP, IFG and JA may each be permitted to pay higher brokerage commissions for research services as described below. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services, which include execution, financial responsibility, responsiveness, clearance procedures, wire service quotations and statistical and other research information provided to the Portfolios, EAM, JCC, DSA, OAL, TIP, IFG and JA. Subject to seeking best execution of an order, brokerage is allocated on the basis of all services provided. Any research benefits derived are available for all clients of EAM, JCC, DSA, OAL, TIP, IFG and JA. In selecting among firms believed to meet the criteria for handling a particular transaction, EAM, JCC, DSA, OAL, TIP, IFG and JA may each give consideration to those firms that have sold or are selling shares of the Portfolios and of other funds managed by Zurich Scudder and its affiliates, as well as to those firms that provide market, statistical and other research information to the Portfolio, EAM, JCC, DSA, OAL, TIP, IFG and JA, although each are not authorized to pay higher commissions to firms that provide such services, except as described below.

         EAM, JCC, DSA, OAL, TIP, IFG and JA may each in certain instances be permitted to pay higher brokerage commissions for receipt of market, statistical and other research services as defined in Section 28(e) of the Securities Exchange Act of 1934 and interpretations thereunder. Such services may include among other things: economic, industry or company research reports or investment recommendations; computerized databases; quotation and execution equipment and software; and research or analytical computer software and services. Where products or services have a "mixed use," a good faith effort is made to make a reasonable allocation of the cost of products or services in accordance with the anticipated research and non-research uses and the cost attributable to non-research use is paid by EAM, JCC, DSA, OAL, TIP, IFG and JA in cash. Subject to Section 28(e) the Portfolios could pay a firm that provides research services commissions for effecting a securities transaction for the Portfolio in excess of the amount other firms would have charged for the transaction if EAM, JCC, DSA, OAL, TIP, IFG and JA determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing firm viewed in terms either of a particular transaction or EAM, JCC, DSA, OAL, TIP, IFG and JA's overall responsibilities to the Portfolios and other clients. Not all of such research services may be useful or of value in advising the Portfolios. Research benefits will be available for all clients of EAM, JCC, DSA, OAL, TIP, IFG and JA. The sub-advisory fees paid by Zurich Scudder to EAM, JCC, DSA, OAL, TIP, IFG and JA are not reduced because these research services are received.

Brokerage Commissions

         The table below shows total brokerage commissions paid by each Portfolio (other than the Dynamic Growth, Mid Cap, Strategic and Venture Value Portfolios, which each commenced operations on May 1, 2001) then existing for the last three fiscal years and, for the most recent fiscal year, the percentage thereof that was allocated to firms based upon research information provided.

                                                             Allocated to
                                                             Firms Based on
                                                             Research in
Portfolio                                Fiscal 2000         Fiscal 2000         Fiscal 1999         Fiscal 1998
---------                                -----------         -----------         -----------         -----------

Aggressive Growth                        $26,875             $17,625             n/a                 n/a
Blue Chip                                324,039             16,2750             $187,770            $134,000
Contrarian Value                         338,516             128,987             325,888             292,000
Financial Services                       24,293              22,530              19,392              8,000*
Global Blue Chip                         45,608              23,446              30,186              6,000*
Government Securities                    546                 150                 0                   14,000
Growth                                   549,125             266,837             848,978             1,325,000
High Return Equity                       148,787             118,311             122,405             38,000*
High Yield                               178                 178                 0                   4,933,000
Index 500                                40,275              36,188              n/a                 n/a
International Research                   665,063             430,938             1,206,888           928,000
Investment Grade Bond                    0                   0                   0                   37,000
Money Market                             0                   0                   0                   0
New Europe                               49,496              25,390              25,078              10,000*
Small Cap Growth                         60,188              29,183              473,333             1,115,000
Small Cap Value                          60,188              41,354              277,982             190,000
Strategic Income                         0                   0                   0                   0
Technology Growth                        231,045             118,347             n/a                 n/a
Total Return                             787,344             496,396             956,177             2,772,000
Value+Growth                             342,565             236,736             219,962             275,000
Focused Large Cap Growth                 81,519              51,963              n/a                 n/a
Growth And Income                        96,320              70,645              n/a                 n/a
Growth Opportunities                     89,447              62,499              n/a                 n/a

*        Commencement of operations through December 31, 1998.

**       Commencement of operations through December 31, 1999.

                       INVESTMENT MANAGER AND DISTRIBUTOR

Investment Manager. Zurich Scudder Investments, Inc., 345 Park Avenue, New York, New York is the investment manager for each Portfolio. Zurich Scudder is approximately 70% owned by Zurich Insurance Company, a leading internationally recognized provider of insurance and financial services in property/casualty and life insurance, reinsurance and structured financial solutions as well as asset management. The balance of Zurich Scudder is owned by its officers and employees. Pursuant to investment management agreements, Zurich Scudder acts as investment manager to each Portfolio, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions. The investment management agreements provide that each Portfolio shall pay the charges and expenses of its operations, including the fees and expenses of the trustees (except those who are affiliates of Zurich Scudder), independent auditors, counsel, custodian and transfer agent and the cost of share certificates, reports and notices to shareholders, brokerage commissions or transaction costs, costs of calculating net asset value and maintaining all accounting records related thereto, taxes and membership dues. The Portfolio bears the expenses of registration of its shares with the SEC and the cost of qualifying and maintaining the qualification of the Fund's shares for sale under the securities laws of the various states, if any.

         The investment management agreements provide that Zurich Scudder shall not be liable for any error of judgment or of law, or for any loss suffered by the Portfolio in connection with the matters to which the agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Zurich Scudder in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under each agreement.

         Each investment management agreement continues in effect from year to year so long as its continuation is approved at least annually by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund and by the shareholders of the Portfolio subject thereto or the Board of Trustees. Each Portfolio's agreement may be terminated at any time upon 60 days' notice by either party, or by a majority vote of the outstanding shares, and will terminate automatically upon assignment. If additional Portfolios may become subject to an investment management agreement, the provisions concerning continuation, amendment and termination and the allocation of the management fees and the application of the expense limitation shall be on a Portfolio by Portfolio basis. Additional Portfolios may be subject to different agreements.

         Certain investments may be appropriate for the Portfolios and for other clients advised by the investment manager or subadvisors. Investment decisions for the Portfolios and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the investment manager or subadvisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of the investment manager or subadvisor in the interest of the most favorable net results to a Portfolio.

         In certain cases, the investments for the Portfolios are managed by the same individuals who manage one or more other mutual funds advised by Zurich Scudder that have similar names, objectives and investment styles as a Portfolio. You should be aware that the Portfolios are likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolios can be expected to vary from those of the other mutual funds.


         In addition, in certain cases, the investments for a Fund are managed by the same individuals (the "Hedge Fund Portfolio Managers") who manage one or more unregistered pooled investment vehicles ("hedge funds") advised by the Advisor. Conflicts can arise when a hedge fund effects a short sale of securities, if such securities are held long by a Fund. When Fund long positions are sold after the hedge fund sells the same security short, the trade could adversely affect the long positions held by the Fund. The Advisor has implemented written policies and procedures designed to reduce a Fund's risk related to these transactions, including a general policy that hedge fund and non-hedge fund accounts be treated fairly.

         To effectuate this policy, the Advisor has adopted certain procedures that apply to "Tactical Transactions," i.e., hedge fund transactions involving the short sales of securities that are held as long investments in a non-hedge fund account or mutual fund managed by a Hedge Fund Portfolio Manager. These transactions are subject to documentation and post transaction review. Tactical Transactions that conform to these procedures are considered Pre-Approved Tactical Transactions. Any other Tactical Transaction requires written pre-approval by certain company officials.


         The investment manager maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The investment manager receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the investment manager's clients. However, the investment manager regards this information and material as an adjunct to its own research activities. The investment manager's international investment management team travels the world, researching hundreds of companies. In selecting the securities in which each Portfolio may invest, the conclusions and investment decisions of the investment manager with respect to the Fund are based primarily on the analyses of its own research department.

         Responsibility for overall management of each Portfolio rests with the Fund's Board of Trustees and officers. Professional investment supervision is provided by Zurich Scudder. The investment management agreements provide that Zurich Scudder shall act as each Portfolio's investment advisor, manage its investments and provide it with various services and facilities.

         On December 31, 1997, pursuant to the terms of an agreement, Scudder, Stevens & Clark, Inc. ("Scudder"), and Zurich Insurance Company ("Zurich"), formed a new global investment organization by combining Scudder with Zurich Kemper Investments, Inc. ("ZKI") and Zurich Kemper Value Advisors, Inc. ("ZKVA"), former subsidiaries of Zurich. ZKI, the former investment manager for each Portfolio. Upon completion of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. As a result of the transaction, Zurich owns approximately 70% of Zurich Scudder, with the balance owned by Zurich Scudder's officers and employees. On January 1, 2001, Scudder Kemper Investments, Inc. changed its name to Zurich Scudder Investments, Inc.

         On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in Zurich Scudder) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial Services Group. By way of a dual holding company structure, former Zurich shareholders initially owned approximately 57% of Zurich Financial Services, Inc., with the balance initially owned by former B.A.T shareholders.

         On October 17, 2000, the dual holding company structure of Zurich Financial Services Group, comprised of Allied Zurich p.l.c. in the United Kingdom and Zurich Allied A.G. in Switzerland, was unified into a single Swiss holding company, Zurich Financial Services.

         Upon consummation of the B.A.T. transaction, each Portfolio's then existing investment management agreement with the investment manager was deemed to have been assigned and, therefore, terminated. The Board approved new investment management agreements with the investment manager, which are substantially identical to the then current investment management agreements, except for the date of execution (now September 7, 1999) and termination. These agreements became effective upon the termination of the then current investment management agreements and were approved by shareholders at a special meeting which concluded in December 1999. The investment management agreements for the Aggressive Growth Portfolio and the Technology Growth Portfolio are effective as of their inception, May 1, 1999, for the Index 500 Portfolio, September 1, 1999 and for the Focused Large Cap Growth, Growth And Income and Growth Opportunities Portfolios, October 29, 1999. The investment management agreements for the Dynamic Growth, Mid Cap Growth, Strategic Equity and Venture Value Portfolios are effective as of their inception, May 1, 2001.

         Each Portfolio pays Zurich Scudder an investment management fee, based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Portfolio                                   Annual Management Fee Rate
---------                                   --------------------------

Money Market                                              0.50%
Total Return                                              0.55%
High Yield                                                0.60%
Growth                                                    0.60%
Government Securities                                     0.55%
International Research                                    0.75%
Small Cap Growth                                          0.65%
Investment Grade Bond                                     0.60%
Contrarian Value                                          0.75%
Small Cap Value                                           0.75%
Value+ Growth                                             0.75%
Blue Chip                                                 0.65%
Strategic Income                                          0.65%

         The High Return Equity, Financial Services, Aggressive Growth, and Technology Growth Portfolios each pay Zurich Scudder a graduated investment management fee, based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio            Annual Management Fee Rate
-----------------------------------------            --------------------------

$0-$250 million                                                  0.75%
$250 million-$1 billion                                          0.72%
$1 billion-$2.5 billion                                          0.70%
$2.5 billion-$5 billion                                          0.68%
$5 billion-$7.5 billion                                          0.65%
$7.5 billion-$10 billion                                         0.64%
$10 billion-$12.5 billion                                        0.63%
Over $12.5 billion                                               0.62%

         The Global Blue Chip and New Europe Portfolios each pay Zurich Scudder a graduated investment management fee, based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio           Annual Management Fee Rate
-----------------------------------------           --------------------------

$0-$250 million                                                 1.00%
$250 million-$750 million                                       0.95%
$750 million-$1.5 billion                                       0.90%
$1.5 billion-$3 billion                                         0.85%
Over $3 billion                                                 0.80%

         The Index 500 Portfolio pays Zurich Scudder a graduated investment management fee, based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio           Annual Management Fee Rate
-----------------------------------------           --------------------------

$0-$200 million                                                   0.44%
$200 million-$750 million                                         0.40%
$750 million-$2.0 billion                                         0.38%
$2.0 billion-$5.0 billion                                         0.365%
Over $5.0 billion                                                 0.335%

         Focused Large Cap Growth Portfolio, Growth And Income Portfolio, Growth Opportunities Portfolio, Dynamic Growth Portfolio, Mid Cap Growth Portfolio, Strategic Equity Portfolio and Venture Value Portfolio each pay the investment manager a graduated investment management fee based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio           Annual Management Fee Rate
-----------------------------------------           --------------------------

$0-$250 million                                                1.000%
$250 million-$500 million                                      0.975%
$500 million-$1 billion                                        0.950%
$1 billion-$2.5 billion                                        0.925%
Over $2.5 billion                                              0.900%

         The investment management fees paid by each Portfolio for its last three fiscal years (other than the Aggressive Growth and Technology Portfolios, which commenced operations on May 1, 1999, the Index 500 Portfolio, which commenced operations on September 1, 1999, the Focused Large Cap Growth, Growth And Income and Growth Opportunities Portfolios, which each commenced operations on October 29, 1999 and Dynamic Growth, Mid Cap, Strategic and Venture Value Portfolios, which each commenced operations on May 1, 2001) are shown in the table below:

Portfolio                   Fiscal 2000         Fiscal 1999          Fiscal 1998
---------                   -----------         -----------          -----------

Aggressive Growth           $323,018            n/a                  n/a
Blue Chip                   1,395,541           $802,000             $306,000
Contrarian Value            1,487,215           2,079,000            1,641,000
Financial Services          283,626             184,000              26,000**+
Global Blue Chip            259,579             94,000               9,000**#
Government Securities       766,804             760,000              564,000
Growth                      4,288,087           3,808,000            3,600,000
High Return Equity          894,029             752,000              100,000**+
High Yield                  1,991,358           2,648,000            2,606,000
International Research      1,583,641           1,506,000            1,613,000
Investment Grade Bond       422,387             385,000              184,000
Money Market                1,194,135           910,000              600,000
New Europe                  639,133             47,998               6,000**#

Portfolio                   Fiscal 2000         Fiscal 1999          Fiscal 1998
---------                   -----------         -----------          -----------

Small Cap Growth            2,124,015           1,298,000            1,060,000
Small Cap Value             639,133             728,000              702,000
Strategic Income            48,771              43,290               31,000
Technology                  1,713,634           n/a                  n/a
Total Return                4,959,560           4,935,000            4,521,000
Value+Growth                1,220,918           1,171,000            825,000
Focused Large Cap Growth    148,329             n/a                  n/a
FocusValue+Growth           1,220,918           1,171,000            825,000
Growth And Income           634,219             n/a                  n/a
Growth Opportunities        822,347             n/a                  n/a

** Commencement of Operations (May 4, 1998 for High Return Equity and Financial Services, May 5, 1998 for New Europe and Global Blue Chip) through December 31, 1998.

+ Amount shown after voluntary fee waiver by the investment manager of $25,000 and $15,000 for the High Return Equity and Financial Services Portfolios, respectively.

# Amount shown after contractual fee reduction by the investment manager of $2,000 and $3,000 for the New Europe, and Global Blue Chip Portfolios, respectively.

Fund Sub-Advisor for the International Research Portfolio. Scudder Investments (U.K.) Ltd. ("Scudder UK"), 1 South Place, London, U.K. EC2M 2ZS, an affiliate of Zurich Scudder, is the sub-advisor for the International Research Portfolio and prior to May 1, 2000 served as subadvisor to the Strategic Income Portfolio. Scudder UK acts as sub-advisor pursuant to the terms of a sub-advisory agreement between it and Zurich Scudder for the International Portfolio. Scudder UK is subject to regulation by the Investment Management Regulatory Organization in England as well as the SEC.

         Under the terms of the sub-advisory agreement for the International Portfolio, Scudder UK renders investment advisory and management services with regard to that portion of the Portfolio's assets as may be allocated to Scudder UK by the investment manager from time to time for management, including services related to foreign securities, foreign currency transactions and related investments. Scudder UK may, under the terms of the sub-advisory agreement, render similar services to others including other investment companies. For its services, Scudder UK will receive from Zurich Scudder a monthly fee at 1/12 of the following annual rates applied to the portion of the average daily net assets of the Portfolio allocated by Zurich Scudder to Scudder UK for management: 0.35% for the International Portfolio. Scudder UK permits any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions.

         The sub-advisory agreement provides that Scudder UK will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the sub-advisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Scudder UK in the performance of its duties or from reckless disregard by Scudder UK of its obligations and duties under the sub-advisory agreement.

         The sub-advisory agreement continues in effect from year to year so long as its continuation is approved at least annually by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund and by the shareholders of the Portfolio subject thereto or the Board of Trustees. The sub-advisory agreement may be terminated at any time for the Portfolio upon 60 days' notice by Zurich Scudder, Scudder UK or the Board of Trustees, or by a majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon the termination of the Portfolio's investment management agreement. If additional Portfolios become subject to the sub-advisory agreement, the provisions concerning continuation, amendment and termination shall be on a Portfolio by Portfolio basis. Additional Portfolios may be subject to a different agreement.

         The sub-advisor fees paid by Zurich Scudder to Scudder UK for the International and Strategic Income Portfolios for fiscal year 1998 were $753,000 and $12,000, respectively, for fiscal year 1999 were $813,000 and $0, respectively and for fiscal year 2000 were $0.

Fund Sub-Advisor for the High Return Equity and Financial Services Portfolios. Dreman Value Management, L.L.C. ("DVM"), Ten Exchange Place, Jersey City, New Jersey 07302, is the sub-advisor for the High Return Equity

Portfolio and the Financial Services Portfolio. DVM is controlled by David N. Dreman. DVM serves as sub-advisor pursuant to the terms of a sub-advisory agreement between it and Zurich Scudder for each Portfolio. DVM was formed in April 1997 and has served as sub-advisor for these Portfolios since their inception.

         Under the terms of each sub-advisory agreement, DVM manages the investment and reinvestment of each Portfolio's assets and will provide such investment advice, research and assistance as the investment manager may, from time to time, reasonably request.

         Each sub-advisory agreement provides that DVM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the sub-advisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of DVM in the performance of its duties or from reckless disregard by DVM of its obligations and duties under the sub-advisory agreement.

         Each sub-advisory agreement with DVM remains in effect until May 1, 2003 unless sooner terminated or not annually approved as described below.
Notwithstanding the foregoing, the sub-advisory agreement shall continue in effect through May 1, 2003 and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by the shareholders or the Board of Trustees of the Fund. The sub-advisory agreement may be terminated at any time upon 60 days' notice by Zurich Scudder or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio's investment management agreement. DVM may not terminate each sub-advisory agreement prior to May 1, 2001. Thereafter, DVM may terminate the sub-advisory agreement upon 90 days' notice to the investment manager.

         The investment manager pays DVM for its services a sub-advisory fee, payable monthly, the annual rates shown below:

Average Daily Net Assets of the Portfolio        Annual Sub-Advisor Fee Rate
-----------------------------------------        ---------------------------

$0-$250 million                                             0.240%
$250 million-$1 billion                                     0.230%
$1 billion-$2.5 billion                                     0.224%
$2.5 billion-$5 billion                                     0.218%
$5 billion-$7.5 billion                                     0.208%
$7.5 billion-$10 billion                                    0.205%
$10 billion-$12.5 billion                                   0.202%
Over $12.5 billion                                          0.198%

         The sub-advisor fees paid by Zurich Scudder Investments, Inc. to DVM for the High Return Equity and Dreman Financial Services Portfolios for fiscal year 1999 were $11,552,373 and $549,628, respectively. Subadvisor fees for fiscal year 2000 were $285,455 and $90,516, respectively.

Fund Sub-Advisor for the Index 500 Portfolio. Pursuant to a sub-advisory agreement entered into between Zurich Scudder and Deutsche Asset Management, Inc. ("DAMI") on September 1, 1999, DAMI provides sub-advisory services relating to the management of the Index 500 Portfolio. DAMI, a New York banking corporation with principal offices at 130 Liberty Street, New York, New York, 10006, is an indirect subsidiary of Deutsche Bank AG, and one of the nation's leading managers of index funds.

         Under the terms of the sub-advisory agreement, DAMI manages the investment and reinvestment of the Portfolio's assets and will provide such investment advice, research and assistance as Zurich Scudder may, from time to time, reasonably request.

         The sub-advisory agreement provides that DAMI will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the sub-advisory agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of DAMI in the performance of its duties or from reckless disregard by DAMI of its obligations and duties under the sub-advisory agreement.

         The sub-advisory agreement shall remain in full force and effect through September 30, 2001, and is renewable annually thereafter by specific approval of the Board of Trustees of the Fund or by the affirmative vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees of the Fund who are not interested persons under the 1940 Act, cast in person at a meeting called for the purpose of voting on such renewal. The sub-advisory agreement may be terminated without penalty at any time by the Trustees, by vote of a majority of the outstanding voting securities of the Portfolio, or by the Advisor or DAMI upon 60 days' written notice, and will automatically terminate in the event of its assignment by either party to the agreement, as defined in the 1940 Act, or upon termination of the Investment Management Agreement between Zurich Scudder and the Portfolio. In addition, the Advisor or the Portfolio may terminate the sub-advisory agreement upon immediate notice if DAMI becomes statutorily disqualified from performing its duties under this agreement or otherwise is legally prohibited from operating as an investment advisor.

         The fee paid to DAMI or the investment manager is calculated on a monthly basis and is based upon the average daily net assets in the Portfolio. The annual fee rate decreases as the level of the Portfolio's net assets increases. The minimum annual fee of $100,000 is not applicable for the first year of the sub-advisory agreement. The fee is paid to DAMI monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio         Annual Subadvisor Fee Rate
-----------------------------------------         --------------------------

$0-$200 million                                              0.07%
$200 million-$750 million                                    0.03%
Over $750 million                                            0.01%

         The sub-advisor fee paid by Zurich Scudder Investments, Inc. to Bankers Trust Company, the previous subadvisor for Index 500 Portfolio for the period September 1, 1999 (inception) through December 31, 1999 was $3,808, all of which was unpaid at December 31, 1999. The sub-advisor fee paid by Zurich Scudder to Banker's Trust Company for Index 500 Portfolio for fiscal year 2000 was $54,434.

Fund  Sub-Advisor  for the  Focused  Large Cap  Growth  Portfolio.  Eagle  Asset
Management, 880 Carillon Parkway, St. Petersburg, Florida, 33716, is the sub-advisor for the Focused Large Cap Growth Portfolio. EAM manages more than $5.5 billion in assets for institutional, high net worth individuals and subadvisory clients.

         Under the terms of the sub-advisory agreement, EAM manages the investment and reinvestment of the Portfolio's assets and will provide such investment advice, research and assistance as the investment manager may, from time to time, reasonably request.

         Each sub-advisory agreement provides that EAM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the sub-advisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of EAM in the performance of its duties or from reckless disregard by EAM of its obligations and duties under the sub-advisory agreement.

         The sub-advisory Agreement with EAM shall continue in effect through September 30, 2001 and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by the shareholders or the Board of Trustees of the Fund. The sub-advisory agreement may be terminated at any time upon 60 days' notice by EAM, by Zurich Scudder or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio's investment management agreement.

         The investment manager pays EAM for its services a sub-advisory fee, payable monthly, at the annual rates shown below:

    Average Daily Net Assets of the Portfolio        Annual Subadvisor Fee Rate
    -----------------------------------------        --------------------------

$0-$50 million                                                0.45%
$50 million-$300 million                                      0.40%
On the balance over $300 million                              0.30%

         The sub-advisor fee paid by Zurich Scudder to EAM for Focused Large Cap Portfolio for the period October 29, 1999 (inception) through December 31, 1999 was $1,487, all of which was unpaid at December 31, 1999. The sub-advisor fee paid by Zurich Scudder to EAM for Focused Large Cap Portfolio for fiscal year 2000 was $70,417.

Fund Sub-Advisor for the Growth Opportunities Portfolio and the Growth And Income Portfolio. Janus Capital Corporation ("JCC"), 100 Fillmore Street, Denver, Colorado 80206-4928, is the sub-advisor for the Growth Opportunities Portfolio and the Growth And Income Portfolio. JCC began serving as investment advisor to Janus Fund in 1970 and currently serves as investment advisor to all of the Janus Funds, acts as sub-advisor for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

         Under the terms of each sub-advisory agreement, JCC manages the investment and reinvestment of each Portfolio's assets and will provide such investment advice, research and assistance as the investment manager may, from time to time, reasonably request.

         Each sub-advisory agreement provides that JCC will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the sub-advisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of JCC in the performance of its duties or from reckless disregard by JCC of its obligations and duties under the sub-advisory agreement.

         Each sub-advisory agreement with JCC shall continue in effect through September 30, 2001 and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by the shareholders or the Board of Trustees of the Fund. The sub-advisory agreement may be terminated at any time upon 60 days' notice by JCC, by Zurich Scudder or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio's investment management agreement.

         The investment manager pays JCC for its services a sub-advisory fee, payable monthly, at the annual rates shown below:

    Average Daily Net Assets of the Portfolios        Annual Subadvisor Fee Rate
    ------------------------------------------        --------------------------

$0-$100 million                                               0.55%
$100 million-$500 million                                     0.50%
On the balance over $500 million                              0.45%

         The sub-advisor fees paid by Zurich Scudder to JCC for Growth Opportunities and Growth And Income Portfolios for the period October 29, 1999 (inception) through December 31, 1999 were $6,931 and $7,011, respectively, all of which was unpaid at December 31, 1999. The sub-advisor fees paid by Zurich Scudder to JCC for Growth Opportunities and Growth And Income Portfolios for fiscal year 2000 were $430,226 and $345,598, respectively.

Fund Subadvisor for SVS Dynamic Growth Portfolio.

INVESCO Funds Group, Inc. ("IFG"), 7800 East Union Avenue, Denver, Colorado 80237, is the sub-advisor for the SVS Dynamic Growth Portfolio. IFG has served as investment advisor to the Portfolio since its inception on May 1, 2001.

         Under the terms of each sub-advisory agreement, IFG manages the investment and reinvestment of each Portfolio's assets and will provide such investment advice, research and assistance as the investment manager may, from time to time, reasonably request.

         Each sub-advisory agreement provides that IFG will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the sub-advisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of IFG in the performance of its duties or from reckless disregard by IFG of its obligations and duties under the sub-advisory agreement.

         Each sub-advisory agreement with IFG shall continue in effect through September 30, 2002 and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by the shareholders or the Board of Trustees of the Fund. The sub-advisory agreement may be terminated at any time upon 60 days' notice by IFG, by Zurich Scudder or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio's investment management agreement.

         The investment manager pays IFG for its services a sub-advisory fee, payable monthly, at the annual rates shown below:

   Average Daily Net Assets of the Portfolios        Annual Subadvisor Fee Rate
   ------------------------------------------        --------------------------

$0-$100 million                                              0.55%
$100 million-$500 million                                    0.525%
$500 million-$1 billion                                      0.5%
On amounts over $1 billion                                   0.47%

Fund Subadvisor for SVS Mid Cap Growth Portfolio.

Turner Investment Partners, Inc. ("TIP"), 1235 Westlakes Drive, Suite 350, Berwyn, PA 19312, is the sub-advisor for the SVS Mid Cap Growth Portfolio. TIP has served as investment advisor to the Portfolio since its inception on May 1, 2001.

         Under the terms of each sub-advisory agreement, TIP manages the investment and reinvestment of each Portfolio's assets and will provide such investment advice, research and assistance as the investment manager may, from time to time, reasonably request.

         Each sub-advisory agreement provides that TIP will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the sub-advisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of TIP in the performance of its duties or from reckless disregard by TIP of its obligations and duties under the sub-advisory agreement.

         Each sub-advisory agreement with TIP shall continue in effect through September 30, 2002 and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by the shareholders or the Board of Trustees of the Fund. The sub-advisory agreement may be terminated at any time upon 60 days' notice by TIP, by Zurich Scudder or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio's investment management agreement.

         The investment manager pays TIP for its services a sub-advisory fee, payable monthly, at the annual rates shown below:

    Average Daily Net Assets of the Portfolios        Annual Subadvisor Fee Rate
    ------------------------------------------        --------------------------

$0-$50 million                                                 0.55%
$50 million-$200 million                                       0.525%
On amounts over $200 million                                   0.5%

Fund Subadvisor for SVS Strategic Equity Portfolio.

         Oak Associates, Ltd., ("OAL"), 3875 Embassy parkway, Suite 250, Akron, OH 44333, is the sub-advisor for the SVS Strategic Equity Portfolio. OAL has served as investment advisor to the Portfolio since its inception on May 1, 2001.

         Under the terms of each sub-advisory agreement, OAL manages the investment and reinvestment of each Portfolio's assets and will provide such investment advice, research and assistance as the investment manager may, from time to time, reasonably request.

         Each sub-advisory agreement provides that OAL will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the sub-advisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of OAL in the performance of its duties or from reckless disregard by OAL of its obligations and duties under the sub-advisory agreement.

         Each sub-advisory agreement with OAL shall continue in effect through September 30, 2002 and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by the shareholders or the Board of Trustees of the Fund. The sub-advisory agreement may be terminated at any time upon 60 days' notice by OAL, by Zurich Scudder or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio's investment management agreement.

         The investment manager pays OAL for its services a sub-advisory fee, payable monthly, at the annual rates shown below:

   Average Daily Net Assets of the Portfolios         Annual Subadvisor Fee Rate
   ------------------------------------------         --------------------------

On all assets                                                    0.300%

Fund Subadvisor for SVS Venture Value Portfolio.

         Davis Selected Advisors, L.P. ("DSA"), 2949 E. Elvira Road, Suite 101, Tucson, AZ 85706, is the sub-advisor for the SVS Venture Value Portfolio. DSA has served as investment advisor to the Portfolio since its inception on May 1, 2001.

         Under the terms of each sub-advisory agreement, DSA manages the investment and reinvestment of each Portfolio's assets and will provide such investment advice, research and assistance as the investment manager may, from time to time, reasonably request.

         Each sub-advisory agreement provides that DSA will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the sub-advisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of DSA in the performance of its duties or from reckless disregard by DSA of its obligations and duties under the sub-advisory agreement.

         Each sub-advisory agreement with DSA shall continue in effect through September 30, 2002 and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by the shareholders or the Board of Trustees of the Fund. The sub-advisory agreement may be terminated at any time upon 60 days' notice by DSA, by Zurich Scudder or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio's investment management agreement.

         The investment manager pays DSA for its services a sub-advisory fee, payable monthly, at the annual rates shown below:

     Average Daily Net Assets of the Portfolios     Annual Subadvisor Fee Rate
     ------------------------------------------     --------------------------

$0-$100 million                                               0.50%
$100 million-$500 million                                     0.45%
On amounts over $500 million                                  0.40%

Code of Ethics. The Fund, the Advisor and sub-Advisors, and principal underwriter have each adopted codes of ethics under rule 17j-1 of the Investment Company Act. Board members, officers of the Fund and employees of the Advisor or sub-Advisors, and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Fund Accounting Agent. Scudder Fund Accounting Corp. ("SFAC"), Two International Place, Boston, Massachusetts, 02210-4103, a subsidiary of Zurich Scudder, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of each Portfolio. SFAC receives no fee for its services to each Portfolio, other than the High Return Equity, Financial Services, Focused Large Cap Growth, Growth And Income, Growth Opportunities, Global Blue Chip, New Europe, Aggressive Growth, and Technology Portfolios; however, subject to Board approval, at some time in the future, SFAC may seek payment for its services to those Portfolios under its agreement with such Portfolios. The agreements with Aggressive Growth, Technology, High Return Equity and Financial Services Portfolios state that each Portfolio shall each pay SFAC an annual fee equal to 0.025% of the first $150 million of average daily net assets of the Portfolio, 0.0075% of the next $850 million of such assets and 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service. The agreements with Global Blue Chip and New Europe Portfolios state that the Portfolio shall each pay SFAC an annual fee equal to 0.065% of the first $150 million of average daily net assets of the Portfolio, 0.04% of the next $850 million of such assets and 0.02% of such assets in excess of $1 billion, plus holding and transaction charges for this service. Certain of the Portfolios incurred no accounting fees for the period ending December 31, 2000, after a fee reduction by SFAC. Aggressive Growth Portfolio, Technology Growth Portfolio, High Return Equity Portfolio, Financial Services Portfolio and Global Blue Chip Portfolios incurred accounting fees, for the period ending December 31, 2000, of $40,349, $38,043, $44,664, $32,084 and
$18,875, respectively. Of these fee amounts, $4,576 for Technology Growth and $4,307 for High Return Equity was unpaid at December 31, 2000.

Principal Underwriter. Scudder Distributors, Inc. ("SDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, a wholly owned subsidiary of Zurich Scudder, is the distributor and principal underwriter for shares of each Portfolio in the continuous offering of its shares. Prior to May 1, 2001, SDI was formerly known as Kemper Distributors, Inc. The Fund pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and SDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective shareholders. SDI also pays for supplementary sales literature and advertising costs. Terms of continuation, termination and assignment under the underwriting agreement are identical to those described above with regard to the investment management agreements, except that termination other than upon assignment requires sixty days' notice.

         In addition, SDI may, from time to time, from its own resources pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of Scudder Variable Series II.

Custodian  and  Transfer  Agent.  State  Street Bank and Trust  Company  ("State
Street"), 225 Franklin Street, Boston, Massachusetts 02110, as custodian, has custody of all securities and cash of each Portfolio (other than the Strategic Income, International Research, Global Blue Chip, and New Europe Portfolios). The Chase Manhattan Bank, Chase MetroTech Center, Brooklyn, New York 11245, as custodian, has custody of all securities and cash of the Strategic Income and International Research Portfolios. Brown Brothers Harriman & Co., as custodian, has custody of all securities and cash of the Global Blue Chip and New Europe Portfolios. Each custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by those Portfolios. State Street is also the transfer agent and dividend-paying agent for each Portfolio. For the fiscal year ended December 31, 2000, no fees were paid to State Street by any Portfolio.


         On May 23, 2001, the Board of Trustees of Scudder Variable Series II (the "Fund") approved the appointment, effective July 2, 2001, of Scudder Investments Service Company ("SISvC") as the Fund's transfer agent. SISvC replaces State Street Bank and Trust Company. In connection with this change and to facilitate the transfer to a new processing system, each of the Fund's portfolios noted above will conduct a 1 for 10 reverse stock split at the close of business on June 18, 2001. As a result, shareholders of the applicable portfolios will receive 1 share for every 10 they own and each portfolio's net asset value will increase correspondingly.

Independent Auditors And Reports To Shareholders. The Fund's independent auditors, Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, audit and report on the Portfolios' annual financial statements, review certain regulatory reports and the Portfolios' federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel. Vedder, Price, Kaufman & Kammholz, 222 N. LaSalle St., Chicago, Illinois, serves as legal counsel to each Portfolio other than those noted below. Dechert, Ten Post Office Square South, Boston, Massachusetts, serves as legal counsel to the Financial Services, Global Blue Chip, New Europe, Focused Large Cap Growth, Growth And Income, Growth Opportunities, Index 500, Dynamic Growth, Mid Cap Growth, Strategic Equity and Venture Value Portfolios.

                        PURCHASE AND REDEMPTION OF SHARES

         Portfolio shares are sold at their net asset value next determined after an order and payment are received as described below. (See "Net Asset Value").

         Upon receipt by a Portfolio's Transfer Agent of a request for redemption, shares will be redeemed by the Fund, on behalf of a particular Portfolio, at the applicable net asset value as described below.

         The Fund, on behalf of a particular Portfolio, may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange ("Exchange") is closed, other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which
(i) disposal of a Portfolio's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Portfolio to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

                              OFFICERS AND TRUSTEES

         The Fund's activities are supervised by the Fund's Board of Trustees. The officers and trustees of the Fund, their principal occupations, employment history for the past five years, and their affiliations, if any, with Zurich Scudder or Scudder UK, the investment manager or sub-advisor for the Fund and SDI, the Fund's principal underwriter or their affiliates, are listed below. All persons named as trustees also serve in similar capacities for other funds advised by Zurich Scudder.

JAMES E. AKINS (10/15/26), Trustee, 2904 Garfield Terrace, N.W., Washington, D.C.; Consultant on International, Political and Economic Affairs; formerly, a career United States Foreign Service Officer, Energy Advisor for the White House and United States Ambassador to Saudi Arabia, 1973-76.

LINDA C. COUGHLIN* (1/1/52), Vice President, Chairperson and Trustee, Two International Place, Boston, Massachusetts; Managing Director, Zurich Scudder; Director and Vice Chairman of SDI and Director and Senior Vice President of Scudder Investor Services, Inc.

JAMES R. EDGAR (07/22/46), Trustee, 1927 County Road, 150E, Seymour, Illinois; Distinguished Fellow, Institute of Government and Public Affairs, University of Illinois; Director, Kemper Insurance Companies; Director, John B. Sanfilippo & Son, Inc.; Director, Horizon Group Properties, Inc.; formerly, Governor of the State of Illinois, 1991-1999.

ARTHUR R. GOTTSCHALK (02/13/25), Trustee, 10642 Brookridge Drive, Frankfort, Illinois; Retired; formerly, President, Illinois Manufacturers Association; Trustee, Illinois Masonic Medical Center; formerly, Illinois State Senator; formerly, Vice President, The Reuben H. Donnelley Corp.; formerly, attorney.

FREDERICK T. KELSEY (04/25/27), Trustee, 738 York Court, Northbrook, Illinois; Retired; formerly, consultant to Goldman, Sachs & Co.; formerly, President, Treasurer and Trustee of Institutional Liquid Assets and its affiliated mutual funds; formerly, President and Trustee of the Northern Institutional Funds; formerly, Trustee of the Pilot Funds.

FRED B. RENWICK (02/01/30), Trustee, 3 Hanover Square, New York, New York; Professor of Finance, New York University, Stern School of Business; Director, the Wartburg Foundation; Chairman, Finance Committee of Morehouse College Board of Trustees; Director, American Bible Society Investment Committee; formerly, member of the

Investment Committee of Atlanta University Board of Trustees; formerly, Director of Board of Pensions Evangelical Lutheran Church in America.

JOHN G. WEITHERS (08/08/33), Trustee, 404 Kenmore Drive, Burr Ridge, Illinois; Formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange; Director, Federal Life Insurance Company; President of the Members of the Corporation and Trustee, DePaul University; Director, International Federation of Stock Exchanges; Director, Records Management Systems.

         On March 14, 2001, shareholders of the Fund, upon solicitation by the Board of Trustees of the Fund, including the Trustees who are not "interested persons" as defined in the 1940 Act, approved a new slate of Trustees of the Fund. The approval of a new Board of Trustees was pursuant to a restructuring effort by Zurich Scudder in which certain funds advised by Zurich Scudder with similar investment objectives and policies were combined. Most of the new board members named below are currently trustees or directors of other funds advised by Zurich Scudder. In addition to the Trustees named above (except for Messrs. Akins, Gottschalk and Kelsey, who, as of July 1, 2001, are no longer trustees of the Fund), effective July 1, 2001, the new members of the Board of Trustees of the Fund are as follows:

JOHN W. BALLANTINE (02/16/46), 222 South Riverside Plaza, Chicago, Illinois; Retired, formerly, First Chicago NBD Corporation/The First National Bank of
Chicago: 1996-1998, Executive Vice President and Chief Risk Management Officer; 1995-1996, Executive Vice President and Head of International Banking; Director, First Oak Brook Bancshares, Inc., Oak Brook Bank and Tokheim Corporation.

LEWIS A. BURNHAM (01/08/33), 222 South Riverside Plaza, Chicago, Illinois; Retired; formerly, Executive Vice President, Anchor Glass Container Corporation.

MARK  S.  CASADY*  (9/21/60),   President,   Two  International  Place,  Boston,
Massachusetts; Managing Director, Zurich Scudder; formerly Institutional Sales Manager of an unaffiliated mutual fund distributor.

DONALD L. DUNAWAY (03/08/37), 222 South Riverside Plaza, Chicago, Illinois; Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer).

WILLIAM F. GLAVIN* (08/30/58), Two International Place, Boston, Massachusetts; Managing Director, Zurich Scudder.

ROBERT B. HOFFMAN (12/11/36), 222 South Riverside Plaza, Chicago, Illinois; Retired; formerly, Chairman., Harnischfeger Industries, Inc. (machinery for the mining and paper industries); formerly, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products); formerly, Vice President, Head of International Operations, FMC Corporation (manufacturer of machinery and chemicals); Director, Harnischfeger Industries, Inc.

SHIRLEY D. PETERSON (9/3/41), 222 South Riverside Plaza, Chicago, Illinois; Retired; formerly, President, Hood College; formerly, Partner, Steptoe & Johnson (attorneys); prior thereto, Commissioner, Internal Revenue Service; prior thereto, Assistant Attorney General (Tax), U.S. Department of Justice; Director, Bethlehem Steel Corp.

WILLIAM P. SOMMERS (7/22/33), 222 South Riverside Plaza, Chicago, Illinois; Retired; formerly, President and Chief Executive Officer, SRI International (research and development); Consultant and Director; SRI/Atomic Tangerine; prior thereto, Executive Vice President, Iameter (medical information and educational service provider); prior thereto, Senior Vice President and Director, BOOZ, Allen & Hamilton Inc. (management consulting firm); Director, PSI Inc., Evergreen Solar, Inc. and Litton Industries; Advisor, Guckenheimer Enterprises.

The individuals named below are currently officers of the Fund:

J. PATRICK BEIMFORD (5/25/50), Vice President, 222 South Riverside Plaza, Chicago, Illinois; Managing Director, Zurich Scudder.

JESUS A. CABRERA (12/25/61), Vice President, 345 Park Avenue, New York, New York; Managing Director, Zurich Scudder.

MARK  S.  CASADY*  (9/21/60),   President,   Two  International  Place,  Boston,
Massachusetts; Managing Director, Zurich Scudder; formerly Institutional Sales Manager of an unaffiliated mutual fund distributor.

ROBERT S. CESSINE* (01/05/50), Vice President, 222 South Riverside Plaza, Chicago, Illinois; Managing Director, Zurich Scudder; formerly, Vice President, Wellington Management Company.

IRENE CHENG (6/6/54), Vice President, 345 Park Avenue, New York, New York; Managing Director; Zurich Scudder.

PHILIP J. COLLORA* (11/15/45), Vice President and Assistant Secretary, 222 South Riverside Plaza, Chicago, Illinois; Attorney, Senior Vice President, Zurich Scudder.

JAMES M. EYSENBACH (4/1/62), Vice President, 333 South Hope Street, Los Angeles, California; Senior Vice President, Zurich Scudder.

JAN C. FALLER (8/8/66), Vice President, Two International Place, Boston, Massachusetts; Vice President, Zurich Scudder.

GEORGE P. FRAISE (9/28/64), Vice President, 345 Park Avenue, New York, New York; Managing Director, Zurich Scudder.

CAROL FRANKLIN (12/3/52), Vice President, 345 Park Avenue, New York, New York; Managing Director, Zurich Scudder.

DONALD E. HALL (8/22/52) Vice President, 333 South Hope Street, Los Angeles, California, Managing Director, Zurich Scudder.

JOHN  R.  HEBBLE*  (6/27/58),   Treasurer,   Two  International  Place,  Boston,
Massachusetts; Senior Vice President, Zurich Scudder.

SEWALL HODGES (1/9/55) Vice President, 345 Park Avenue, New York, New York; Managing Director, Zurich Scudder.

WILLIAM E. HOLZER (7/27/49) Vice President, 345 Park Avenue, New York, New York; Managing Director, Zurich Scudder.

ROBERT L. HORTON (9/14/66) Vice President, 345 Park Avenue, New York, New York; Senior Vice President, Zurich Scudder.

MAUREEN E. KANE* (2/14/62), Secretary, Two International Place, Boston, Massachusetts; Vice President, Zurich Scudder; formerly, Assistant Vice President of an unaffiliated investment management firm; prior there to,
Associate Staff Attorney of an unaffiliated investment management firm; Associate, Peabody & Arnold (law firm).

GARY A. LANGBAUM (12/16/48), Vice President, 222 South Riverside Plaza, Chicago, Illinois; Managing Director, Zurich Scudder;

BRENDA LYONS* (2/21/63) Assistant Treasurer, Two International Place, Boston, Massachusetts; Senior Vice President, Zurich Scudder.

VALERIE F. MALTER (7/25/58), Vice President, 345 Park Avenue, New York, New York; Managing Director, Zurich Scudder.

TRACY McCORMICK* (9/27/54), Vice President, 222 South Riverside Plaza, Chicago, Illinois; Managing Director, Zurich Scudder; formerly, senior vice president and portfolio manager for an investment management company from August 1992 to September 1995.

CAROLINE PEARSON* (4/1/62), Assistant Secretary, Two International Place, Boston, Massachusetts; Managing Director, Zurich Scudder; formerly, Associate, Dechert Price & Rhoads (law firm), 1989 to 1997.

KATHRYN L. QUIRK* (12/3/52), Vice President, 345 Park Avenue, New York, New York; Managing Director, Zurich Scudder.

FRANK J. RACHWALSKI, JR.* (03/26/45), Vice President, 222 South Riverside Plaza, Chicago, Illinois; Managing Director, Zurich Scudder.

HARRY E. RESIS, JR.* (11/24/45), Vice President, 222 South Riverside Plaza, Chicago, Illinois; Managing Director, Zurich Scudder.

THOMAS F. SASSI* (11/7/42), Vice President, 345 Park Avenue, New York, New York; Managing Director, Zurich Scudder; formerly, consultant with an unaffiliated investment consulting firm and an officer of an unaffiliated investment banking firm from 1993 to 1996.

WILLIAM F. TRUSCOTT* (9/14/60), Vice President, 345 Park Avenue, New York, New York; Managing Director, Zurich Scudder.

ROBERT D. TYMOCZKO* (2/3/70), Vice President, 101 California Street, San Francisco, California; Senior Vice President, Zurich Scudder.

RICHARD L. VANDENBERG* (11/16/49), Vice President, 222 South Riverside Plaza, Chicago, Illinois; Managing Director, Zurich Scudder; formerly, senior vice president and portfolio manager with an unaffiliated investment management firm.

LINDA J. WONDRACK* (9/12/64), Vice President, Two International Place, Boston, Massachusetts; Senior Vice President, Zurich Scudder.

*        Interested persons of the Fund as defined in the 1940 Act.

         The trustees and officers who are "interested persons," as designated above, receive no compensation from the Fund. The table below shows amounts paid or accrued to those trustees who are not designated "interested persons," during the 2000 calendar year.

                               Aggregate             Total Compensation From Fund and
Name of Trustee          Compensation From Fund      Fund Complex Paid to Trustees**+
---------------          ----------------------      --------------------------------

James E. Akins                  $75,000                          $195,500
James R. Edgar                   74,900                           195,100
Arthur R. Gottschalk*            76,100                           195,100
Frederick T. Kelsey              75,600                           200,300
Fred B. Renwick                  77,100                           204,600
John G. Weithers                 82,900                           239,200

* Includes deferred fees. Pursuant to deferred compensation agreements with the Portfolios, deferred amounts accrue interest monthly at a rate approximate to the yield of Zurich Money Funds -- Zurich Money Market Fund. Total deferred fees (including interest thereon) for the latest fiscal year payable from the Portfolios to Mr. Gottschalk was $267,300.

** Includes compensation for service on the Boards of 16 funds managed by Zurich Scudder and its affiliates with 61 fund portfolios during calendar year 2000. Each trustee currently serves as a board member of 16 funds managed by Zurich Scudder and its affiliates with 58 fund portfolios.

+ Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings in connection with the Zurich Scudder restructuring initiative (which included a comprehensive review of Zurich Scudder's proposals, including a branding change, combinations of certain funds (including tax implications), liquidations of certain funds, implementation of an administrative agreement for certain funds (including fee caps) and the consolidation of certain boards). Such amounts totaled $38,880, $39,420, $39,420, $43,200, $47,520 and $82,020
         for Messrs. Akins, Edgar, Gottschalk, Kelsey, Renwick and Weithers, respectively. A portion of these meeting fees were borne by Zurich Scudder.

         As of March 31, 2001, the trustees and officers as a group owned beneficially less than 1% of the outstanding shares of each Portfolio.

         Except as otherwise noted, as of March 31, 2001, all the shares of the Portfolios were held of record by KILICO Variable Annuity Separate Account ("KVASA"), KILICO Variable Separate Account ("KVSA"), KILICO Variable Series II ("KVS II"), KILICO Variable Series III ("KVS III"), KILICO Variable Series VI ("KVS VI") Separate Account KGC ("KGC"), Separate Account KG ("KG"), Prudential Variable Contract Account GI-2 ("PVCA"), Cova Variable Annuity Account One ("Cova One"), Cova Variable Annuity Account Five ("Cova Five"), Lincoln Life Variable Annuity Account N ("LLVAA") American General Life Insurance Company Separate Account VL-R, Farmera Annuity Separate Account A ("Farmers VAA") and Farmers Variable Life Separate Account A ("Farmers VLA") on behalf of the owners of variable life insurance contracts and variable annuity contracts. At all meetings of shareholders of these Portfolios, Kemper Investors Life Insurance Company ("KILICO") will vote the shares held of record by KVASA, KVSA KVSA, KVS II, KVS III and KVS VI, Allmerica Financial Life Insurance and Annuity Company ("Allmerica") will vote the shares held of record by KGC and KG, Prudential Insurance Company of America ("Prudential") will vote the shares held of record by PVCA, Cova Financial Services Life Insurance Company and Cova Financial Life Insurance Company (collectively, "Cova") will vote the shares held of record by Cova One and Cova Five, and Lincoln National Life Insurance Company ("Lincoln") will vote the shares held of record by LLVAA only in accordance with the instructions received from the variable life and variable annuity contract owners on behalf of whom the shares are held. All shares for which no instructions are received will be voted in the same proportion as the shares for which instructions are received. Accordingly, KILICO disclaims beneficial ownership of the shares of these portfolios held of record by KVASA, KVSA, KVS II, KVS III and KVS VI, and Allmerica disclaims beneficial ownership of the shares of these portfolios held of record by KGC and KG, and Prudential disclaims beneficial ownership of the shares of these portfolios held of record by PVCA, and Cova disclaims beneficial ownership of the shares of these portfolios held of record by Cova One and Cova Five and Lincoln disclaims beneficial ownership of the shares of these portfolios held of record by LLVAA.

         As of March 31, 2001, Zurich Scudder holds less than 5% of each Portfolio.

                                 NET ASSET VALUE


         The net asset value of shares of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.


All Portfolios (other than the Money Market Portfolio):


         An exchange-traded equity security is valued at its most recent sale price on the relevant exchange as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange as of the Value Time. An equity security which is traded on the Nasdaq Stock Market, Inc. ("Nasdaq") system or another over-the-counter ("OTC") market is valued at its most recent sale price on Nasdaq or such other OTC market as of the Value Time. Lacking any sales, the security is valued at the Calculated Mean on Nasdaq or such other OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on Nasdaq or such other OTC market as of the Value Time. In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

         Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

         An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market with less than 180 days remaining until expiration is valued at the evaluated price provided by the broker-dealer with which it was traded. An option contract on securities, currencies and other financial instruments traded in the OTC market with 180 days or more remaining until expiration is valued at the average of the evaluated prices provided by two broker-dealers. Futures contracts (and options thereon) are valued at the most recent settlement price as of the Value Time on such exchange. Foreign currency forward contracts are valued at the value of the underlying currency at the prevailing currency exchange rate, which shall be determined not more than one hour before the Value Time based on information obtained from sources determined by the Advisor to be appropriate.

         Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

         If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing Committee.

Money Market Portfolio: The net asset value per share of the Money Market Portfolio is determined as of the earlier of 4:00 p.m. Eastern time or the close of the Exchange on each day the Exchange is open for trading, except that the net asset value will not be computed on a day in which no orders to purchase shares were received or no shares were tendered for redemption. The net asset value per share is determined by dividing the total assets of the Portfolio minus its liabilities by the total number of its shares outstanding. The net asset value per share of the Money Market Portfolio is ordinarily $1.00 calculated at amortized cost in accordance with Rule 2a-7 under the 1940 Act. While this rule provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would have received if all its investments were sold. Under the direction of the Board of Trustees, certain procedures have been adopted to monitor and stabilize the price per share for the Portfolio. Calculations are made to compare the value of its investments valued at amortized cost with market-based values. Market-based values will be obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments or government securities published by reputable sources. In the event that a deviation of 1/2 of 1% or more exists between the Portfolio's $1.00 per share net asset value, calculated at amortized cost, and the net asset value calculated by reference to market-based quotations, or if there is any other deviation that the Board of Trustees believes would result in a material dilution to shareholders or purchasers, the Board of Trustees will promptly consider what action, if any, should be initiated. In order to value its investments at amortized cost, the Money Market Portfolio purchases only securities with a maturity of one year or less and maintains a dollar-weighted average portfolio maturity of 90 days or less. In addition, the Money Market Portfolio limits its portfolio investments to securities that meet the quality and diversification requirements of Rule 2a-7.

                               DIVIDENDS AND TAXES

Dividends for Money Market Portfolio. The Money Market Portfolio's net investment income is declared as a dividend daily. Shareholders will receive dividends monthly in additional shares. If a shareholder withdraws its entire account, all dividends accrued to the time of withdrawal will be paid at that time.

Dividends for All Portfolios Except Money Market Portfolio. The Fund normally follows the practice of declaring and distributing substantially all the net investment income and any net short-term and long-term capital gains of these Portfolios at least annually.

The Fund may at any time vary the dividend practices with respect to a Portfolio and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board of Trustees of the Fund determines appropriate under the then current circumstances.

Taxes. Each Portfolio intends to qualify as a regulated investment company under subchapter M of the Internal Revenue Code ("Code") in order to avoid taxation of the Portfolio and its shareholders.

         Pursuant to the requirements of Section 817(h) of the Code, with certain limited exceptions, the only shareholders of the Portfolios will be insurance companies and their separate accounts that fund variable insurance contracts. The prospectus that describes a particular variable insurance contract discusses the taxation of separate accounts and the owner of the particular variable insurance contract.

         Each Portfolio intends to comply with the requirements of Section 817(h) and related regulations. Section 817(h) of the Code and the regulations issued by the Treasury Department impose certain diversification requirements affecting the securities in which the Portfolios may invest. These diversification requirements are in addition to the diversification requirements under subchapter M and the Investment Company Act of 1940. The consequences of failure to meet the requirements of Section 817(h) could result in taxation of the insurance company offering the variable insurance contract and immediate taxation of the owner of the contract to the extent of appreciation on investment under the contract.

         The preceding is a brief summary of certain of the relevant tax considerations. The summary is not intended as a complete explanation or a substitute for careful tax planning and consultation with individual tax advisors.

                               SHAREHOLDER RIGHTS

         The Fund was organized as a business trust under the laws of Massachusetts on January 22, 1987. On May 1, 1997, the Fund changed its name from "Kemper Investors Fund" to "Investors Fund Series," on May 1, 1999 the Fund changed its name from "Investors Fund Series" to "Kemper Variable Series" and on May 1, 2001 the Fund changed its name from "Kemper Variable Series" to "Scudder Variable Series II." The Fund may issue an unlimited number of shares of beneficial interest all having no par value. Since the Fund offers multiple Portfolios, it is known as a "series company." Shares of a Portfolio have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation of such Portfolio. Shares are fully paid and nonassessable when issued, and have no preemptive or conversion rights. The Fund is not required to hold annual shareholders' meetings and does not intend to do so. However, it will hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment advisory contract. If shares of more than one Portfolio are outstanding, shareholders will vote by Portfolio and not in the aggregate except when voting in the aggregate is required under the 1940 Act, such as for the election of trustees. The Board of Trustees may authorize the issuance of additional Portfolios if deemed desirable, each with its own investment objective, policies and restrictions. The Board of Trustees may also authorize the establishment of a multiple class fund structure. This would permit the Fund to issue classes that would differ as to the allocation of certain expenses, such as distribution and administrative expenses, permitting, among other things, different levels of services or methods of distribution among various classes. Currently, the Fund does not offer a multi-class fund structure, but it may adopt such a structure at a future date.

         On November 3, 1989, KILICO Money Market Separate Account, KILICO Total Return Separate Account, KILICO Income Separate Account and KILICO Equity Separate Account (collectively, the Accounts), which were separate accounts organized as open-end management investment companies, were restructured into one continuing separate account (KILICO Variable Annuity Separate Account) in unit investment trust form with subaccounts investing in corresponding Portfolios of the Fund. An additional subaccount also was created to invest in the Fund's Government Securities Portfolio. The restructuring and combining of the Accounts is referred to as the Reorganization. In connection with the Reorganization, approximately $550,000,000 in assets was added to the Fund (which at that time consisted of approximately $6,000,000 in assets). Because the assets added to the Fund as a result of the Reorganization were significantly greater than the existing assets of the Fund, the per share financial highlights of the Money Market, Total Return, High Yield and Growth Portfolios reflect the Accounts as the continuing entities.

         Information about the Portfolios' investment performance is contained in the Fund's 1999 Annual Report to Shareholders, which may be obtained without charge from the Fund or from Participating Insurance companies which offer the Portfolios.

         Shareholder inquiries should be made by writing the Fund at the address shown on the front cover or from Participating Insurance companies which offer the Portfolios.

         The Fund is generally not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust of the Fund ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval is required by the 1940 Act; (c) any termination of the Fund to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Fund or any Portfolio, establishing a Portfolio, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); (e) as to whether a court action, preceding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the shareholders, to the same extent as the stockholders of a Massachusetts business corporation; and (f) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Fund, or any registration of the Fund with the SEC or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

         Under current interpretations of the 1940 Act, the Fund expects that Participating Insurance Company shareholders will offer VLI and VA contract holders the opportunity to instruct them as to how Fund shares attributable to such contracts will be voted with respect to the matters described above. The separate prospectuses describing the VLI and VA contracts include additional disclosure of how contract holder voting rights are computed.

         Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Fund. The Declaration of Trust, however, contains provisions designed to protect shareholders from liability for acts or obligations of the Fund and requires that notice of such provisions be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholders held personally liable for the obligations of the Fund and the Fund will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by Zurich Scudder remote and not material since it is limited to circumstances in which the provisions limiting liability are inoperative and the Fund itself is unable to meet its obligations.

         The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. The Declaration of Trust does not protect a trustee against any liability to which he or she should otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of a trustee. The Declaration of Trust permits the Trust to purchase insurance against certain liabilities on behalf of the trustees.

ADDITIONAL INFORMATION

Other Information

The CUSIP number of each Portfolio is as follows:

Scudder Aggressive Growth Portfolio                     81123X-695
Scudder Blue Chip Portfolio                             81123X-869
Scudder Contrarian Value Portfolio                      81123X-836
Scudder Global Blue Chip Portfolio                      81123X-828
Scudder Government Securities Portfolio                 81123X-406
Scudder Growth Portfolio                                81123X-786
Scudder High Yield Portfolio                            81123X-604
Scudder International Research Portfolio                81123X-844
Scudder Investment Grade Bond Portfolio                 81123X-505
Scudder Money Market Portfolio                          81123X-109
Scudder New Europe Portfolio                            81123X-810
Scudder Small Cap Growth Portfolio                      81123X-745
Scudder Small Cap Value Portfolio                       81123X-778
Scudder Strategic Income Portfolio                      81123X-794
Scudder Technology Growth Portfolio                     81123X-752
Scudder Total Return Portfolio                          81123X-703
SVS Dreman Financial Services Portfolio                 81123X-307
SVS Dreman High Return Equity Portfolio                 81123X-208
SVS Dynamic Growth Portfolio                            81123X-687d
SVS Focused Large Cap Growth Portfolio                  81123X-877
SVS Focus Value+Growth Portfolio                        81123X-760
SVS Growth And Income Portfolio                         81123X-802
SVS Growth Opportunities Portfolio                      81123X-885
SVS Index 500 Portfolio                                 81123X-851
SVS Mid Cap Growth Portfolio                            81123X-679d
SVS Strategic Equity Portfolio                          81123X-661
SVS Venture Value Portfolio                             81123X-653

         Each Portfolio has a fiscal year ending December 31.

         Many of the investment changes in the Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the investment manager in light of the Fund's investment objectives and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

         The Fund, or the investment manager (including any affiliate of the investment manager), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are generally held in an omnibus account.

         The Portfolios' prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. The Registration Statement and its amendments, are available for inspection by the public at the SEC in Washington, D.C.



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

FINANCIAL STATEMENTS

         The financial statements, including the investment portfolios of each Portfolio, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of each Portfolio dated December 31, 2000 are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information.


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

                       APPENDIX -- RATINGS OF INVESTMENTS

COMMERCIAL PAPER RATINGS

A-1, A-2 and Prime-1, Prime-2 Commercial Paper Ratings

         Commercial paper rated by Standard & Poor's Ratings Services has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1 or A-2.

         The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. Among the factors considered by them in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt;
(6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or 2.

CORPORATE BONDS

Standard & Poor's Ratings Services Bond Ratings

AAA. Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. Bond Ratings

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


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